                                                                   EXHIBIT 10.15

            AMENDMENT NO. 1, dated as of March 29, 2005 (this "Amendment"), to the Credit Agreement dated as of August 27, 2004 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement"), among Nortek, Inc., a Delaware corporation (the "U.S. Borrower"), each of the Canadian Borrowers named on the signature page hereto (the "Canadian Borrowers" and together with the U.S. Borrower, the "Borrowers"), Nortek Holdings, Inc., a Delaware corporation (the "Parent Guarantor"), UBS AG, STAMFORD BRANCH, as U.S. administrative agent and as Canadian administrative agent (in such capacities, the "Administrative Agent"), the Lenders from time to time party thereto, Credit Suisse First Boston, acting through its Cayman Islands Branch ("CSFB"), as syndication agent (in such capacity, the "Syndication Agent"), CSFB and UBS Securities LLC ("UBSS"), as joint lead arrangers and joint lead bookrunners (in such capacities, the "Joint Lead Arrangers" and "Joint Lead Bookrunners"), Bank of America, N.A. and Bear Stearns Corporate Lending Inc., as Co-Documentation Agents, and the other parties thereto. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement (as amended hereby).

            WHEREAS, the Borrowers desire to create a new tranche of term loans consisting of Term B Loans (as defined in Section 1) pursuant to amendments authorized by Section 10.01 of the Credit Agreement which Term B Loans shall, except with respect to the definition of "Applicable Rate" have substantially identical terms as the Term Loans and shall be in a like principal amount as the outstanding Term Loans the proceeds of which would be used to refinance all of the Term Loans all as more fully set forth in Section 1;

            WHEREAS, upon the effectiveness of this Amendment, each Term Lender that shall have executed and delivered a signature page to this Amendment shall be deemed to have exchanged its Term Loans (which Term Loans shall thereafter no longer be deemed to be outstanding) for Term B Loans in the same aggregate principal amount as such Term Lender's Term Loans, and such Term Lender shall thereafter become a Term B Lender;

            WHEREAS, upon the effectiveness of this Amendment, each Person who executes and delivers a signature page to this Amendment as an Additional Term B Lender (as defined in Section 1) will make Term B Loans to the U.S. Borrower in Dollars, the proceeds of which will be used by the U.S. Borrower to repay in full the outstanding principal amount of Term Loans that are not converted to Term B Loans and the U.S. Borrower shall pay to each Term Lender all accrued and unpaid interest on the Term Loans to, but not including, the date of effectiveness of the Amendment;

            WHEREAS, the Borrower and Required Lenders wish to make certain other amendments set forth in Section 1 below; and

            WHEREAS, CSFB and UBSS are the joint lead arrangers and joint lead bookrunners for the Term B Loans;

            NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

            Section 1. AMENDMENTS. The Credit Agreement is hereby amended effective as of the Amendment No. 1 Effective Date as follows:

            (a) The following defined terms shall be added to Section 1.01 of the Credit Agreement:

            "Additional Term B Commitment" means, with respect to an Additional Term B Lender, the commitment of such Additional Term B Lender to make Additional Term B Loans on the Amendment No. 1 Effective Date, in an amount set forth next to the signature of such Additional Term B Lender on the Amendment. The aggregate amount of the Additional Term B Commitments shall equal the outstanding principal amount of Term Loans of Non-Consenting Term Lenders.

            "Additional Term B Lender" means a Person with an Additional Term B Commitment on the Amendment No. 1 Effective Date.

            "Additional Term B Loan" means a Loan that is made pursuant to
      Section 2.01(c) on the Amendment No. 1 Effective Date.

            "Amendment No. 1" means Amendment No. 1 to this Agreement dated as of March 29, 2005.

            "Amendment No. 1 Effective Date" means the first Business Day on which all conditions precedent set forth in Section 3 of Amendment No. 1 are satisfied.

            "Non-Consenting Term Lender" means each Term Lender that did not execute and deliver a counterpart of Amendment No. 1 on or prior to the Amendment No. 1 Effective Date.

            "Term B Commitment" means, with respect to a Term Lender, the agreement of such Term Lender to exchange its Term Loans for an equal aggregate principal amount of Term B Loans on the Amendment No. 1 Effective Date, as evidenced by such Term Lender executing and delivering Amendment No. 1.

            "Term B Lender" means, collectively, (i) each Term Lender that executes and delivers Amendment No. 1 on or prior to the Amendment No. 1 Effective Date and (ii) each Additional Term B Lender.

            "Term B Loan" means a Loan in Dollars made pursuant to Section 2.01(c) on the Amendment No. 1 Effective Date.

            (b) Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of "Agreement" contained therein and replacing it with the following:

            "Agreement" means this Credit Agreement, as amended, amended and restated or otherwise modified from time to time.

            (c) Section 1.01 of the Credit Agreement is hereby amended by deleting clause (a) only of the definition of "Applicable Rate" in its entirety and replacing it with the following:

            "(a) with respect to Term B Loans, (i) until the first Business Day immediately following the date on which the Compliance Certificate for the fiscal quarter ended March 31, 2005 is delivered pursuant to Section 6.02(b), (A) for Eurodollar Rate Loans, 2.25% and (B) for Base Rate Loans, 1.25%, and (ii) thereafter, (A) if the Leverage Ratio is less than or equal to 4.50:1.00 as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(b), (1) for Eurodollar Rate Loans, 2.00% and (2) for Base Rate Loans, 1.00% and (B) if the Leverage Ratio is greater than 4.50:1.00 as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(b), (1) for Eurodollar Rate Loans, 2.25% and (2) for Base Rate Loans, 1.25%; provided, that the Applicable Rates referred to in clause (i) shall apply (x) as of the first Business Day after the date on which a Compliance Certificate was required to have been delivered but was not delivered, and shall continue to so apply to and including the date on which such Compliance Certificate is so delivered (and thereafter the Applicable Rates otherwise determined in accordance with this definition shall apply) and (y) at the option of the U.S. Administrative Agent or the Requisite Class Lenders holding Term B Loans, the Applicable Rates referred to in clause (i) shall apply as of the first Business Day after an Event of Default shall have occurred and be continuing, and shall continue to so apply to but excluding the date on which such Event of Default is cured or waived (and thereafter the Applicable Rates otherwise determined in accordance with this definition shall apply);"

            (d) Section 1.01 of the Credit Agreement is hereby amended by replacing the reference to "Section 2.05(b)(ii)" in the definition of "Capital Expenditures" contained therein to "Section 2.05(b)(iii)".

            (e) Section 1.01 of the Credit Agreement is hereby amended by deleting the proviso to the definition of "Specified Issuance Proceeds" and replacing it with the following:

            "provided, that for purposes of determining the amount of Specified Issuance Proceeds available to the U.S. Borrower or any of its Subsidiaries, in the case of clauses (a) and (b), such Net Cash Proceeds shall have been actually received by the U.S. Borrower (through capital contributions of such Net Cash Proceeds by Holdings to the U.S. Borrower)"

            (f) Section 2.01 of the Credit Agreement is hereby amended by adding the following clause (c) to such Section.

            "(c) (i) Subject to the terms and conditions hereof and of Amendment No. 1, each Term Lender with a Term Loan that has executed a counterpart to

      Amendment No. 1 severally agrees to exchange its Term Loan for a like principal amount of Term B Loans on the Amendment No. 1 Effective Date.

                  (ii) Subject to the terms and conditions hereof and of Amendment No. 1, each Additional Term B Lender severally agrees to make Additional Term B Loans in Dollars to the U.S. Borrower on the Amendment No. 1 Effective Date in a principal amount not to exceed its Additional Term B Commitment on the Amendment No. 1 Effective Date. The U.S. Borrower shall prepay all Term Loans of Non-Consenting Term Lenders with the gross proceeds of the Additional Term B Loans.

                  (iii) The U.S. Borrower shall pay all accrued and unpaid interest on the Term Loans to the Term Lenders to, but not including, the Amendment No. 1 Effective Date on such Amendment No. 1 Effective Date and any breakage loss or expense under Section 3.05. The Amendment No. 1 Effective Date shall be deemed the first day of a new Interest Period of three months with respect to the Term B Loans made on the Amendment No. 1 Effective Date.

                  (iv) The Term B Loans shall have the same terms as the Term Loans as set forth in the Credit Agreement and Loan Documents, except as modified by Amendment No. 1. For avoidance of doubt, the Term B Loans (and all principal, interest and other amounts in respect thereof) will constitute "Obligations" under the Credit Agreement and the other Loan Documents and, except as set forth in Amendment No. 1, shall have the same rights and obligations under the Credit Agreement and Loan Documents as the Term Loans."

            (g) Section 2.05 of the Credit Agreement is hereby amended by adding to the end of such Section new clause (c) as follows:

            "(c) Notwithstanding the foregoing, 100% of the proceeds of all Additional Term B Loans shall be used to repay Term Loans of the Non-Consenting Term Lenders."

            (h) Section 2.14(a) of the Credit Agreement is hereby amended by replacing the second appearance of "(iii)" with "(iv)".

            (i) All references to "Term Borrowing", "Term Commitments", "Term Facility", "Term Lender", "Term Loan" and "Term Note" (except any such references appearing in the provisions of clauses (a), (f) and (g) of Section 1 of this Amendment) in the Credit Agreement and the Loan Documents shall be deemed to be references to "Term B Borrowing", "Term B Commitments" (and, as applicable, "Additional Term B Commitments"), "Term B Facility", "Term B Lender", "Term B Loan" and "Term B Note" respectively. For the avoidance of doubt, (a) the Additional Term B Commitments, Additional Term B Loans and the Additional Term B Lenders shall not be treated as Incremental Term Commitments, Incremental Term Loans or Additional Lenders as such terms are defined in
Section 2.14, and (b) references to the Term Loans in clause (iii) of Section 2.14(a) shall not be deemed to refer to the Term B Loans but shall continue to refer to the Term Loans made on the Closing Date.

            (j) Section 6.12(a) of the Credit Agreement is hereby amended by deleting clause (i) in its entirety and replacing it with the following:

            "(i) in connection with the formation or acquisition of a Restricted Subsidiary or upon any Domestic Subsidiary which was a Non-Guarantor Domestic Subsidiary ceasing for any reason to meet the definition thereof or the redesignation of any Unrestricted Subsidiary as a Restricted Subsidiary, within thirty (30) days after such formation, acquisition, or change of status or such longer period as the Administrative Agent may agree in its sole discretion, (A) cause each such Restricted Subsidiary that is not a Foreign Subsidiary (or a Subsidiary of a Foreign Subsidiary) to duly execute and deliver to the U.S. Administrative Agent a guaranty or guaranty supplement, in form and substance reasonably satisfactory to the U.S. Administrative Agent, guaranteeing the other Loan Parties' obligations under the Loan Documents, and (B) deliver all certificates representing the Pledged Interests of each such Restricted Subsidiary owned by a U.S. Loan Party, accompanied by undated stock powers or other appropriate instruments of transfer executed in blank, and all instruments evidencing the Pledged Debt of each such Restricted Subsidiary owned by a U.S. Loan Party, indorsed in blank to the U.S. Administrative Agent, together with, if requested by the U.S. Administrative Agent, supplements to the U.S. Security Agreement with respect to the pledge of any Equity Interests or Indebtedness; provided that only 65% of Equity Interests of any Foreign Subsidiary owned by a U.S. Loan Party shall be required to be pledged as Collateral,"

            (k) Section 6.12(a) of the Credit Agreement is hereby amended by replacing the words "Restricted Subsidiary that is not a Foreign Subsidiary" in clause (iii) thereof with the words "Restricted Subsidiary that is not a Foreign Subsidiary (or a Subsidiary of a Foreign Subsidiary)".

            (l) Section 6.12(a) of the Credit Agreement is hereby amended by replacing the words "Subsidiary that is not a Foreign Subsidiary or such parent" in clause (iv) thereof with the words "Restricted Subsidiary that is not a Foreign Subsidiary (or a Subsidiary of a Foreign Subsidiary)".

            (m) Section 6.12(d) of the Credit Agreement is hereby amended by replacing the reference to "Non-Guarantor Restricted Subsidiary" contained therein with "Non-Guarantor Domestic Subsidiary".

            (n) Section 6.16 of the Credit Agreement is hereby amended by adding a new clause (g) to the end of such Section as follows:

            "(g) within forty-five (45) days after the Amendment No. 1 Effective Date, the U.S. Borrower shall cause the applicable U.S. Loan Parties to deliver the following items to the U.S. Administrative Agent:

                  (i) with respect to each Mortgage encumbering any Real
            Property, a mortgage amendment (a "Mortgage Amendment") duly executed and acknowledged by the applicable Loan Party, and in form for recording in the recording office where each such Mortgage was recorded, together with such certificates, affidavits, questionnaires or returns as shall be required in connection with the recording or filing thereof under applicable law, in each case in form and substance reasonably satisfactory to the U.S. Administrative Agent;

                  (ii) with respect to each Mortgage Amendment, an endorsement with respect to the existing mortgage title insurance policy (collectively, the "Mortgage Policy") relating to the Mortgage encumbering such Real Property assuring the U.S. Administrative Agent that the Mortgage, as amended by the Mortgage Amendment is a valid and enforceable first priority lien on such Real Property in favor of the U.S. Administrative Agent for the benefit of the Secured Parties free and clear of all defects and encumbrances and liens except Permitted Encumbrances and Permitted Liens (as defined in the applicable Mortgage), and such Mortgage Policy shall otherwise be in form and substance reasonably satisfactory to the U.S. Administrative Agent; and

                  (iii) with respect to each Mortgage Amendment, opinions of local counsel to the Loan Parties, which opinions (x) shall be addressed to the U.S. Administrative Agent and each of the Lenders,
            (y) shall cover the enforceability of the respective Mortgage as amended by the Mortgage Amendment and such other matters incident to the transactions contemplated herein as the U.S. Administrative Agent may reasonably request and (z) shall be in form and substance reasonably satisfactory to the U.S. Administrative Agent."

            (o) Section 7.02(h) of the Credit Agreement is hereby amended by replacing the reference in subclause (D) to "this clause (i)" with "this clause
(h)".

            (p) Section 7.03(c)(vi) of the Credit Agreement is hereby amended by inserting "(x)," immediately before the reference to "(xi)".

            (q) Section 7.06(f)(ii) of the Credit Agreement is hereby amended
(i) by replacing the reference to "Investors LLC" with "any direct or indirect parent company of the U.S. Borrower" and (ii) by replacing the second appearance of "Holdings" with "Holdings or any direct or indirect parent company of the U.S. Borrower".

            (r) Section 7.06(f)(iii) of the Credit Agreement is hereby amended by replacing the reference to "Investors LLC" with "any direct or indirect parent company of the U.S. Borrower".

            (s) Section 7.06(f)(iv) of the Credit Agreement is hereby amended by replacing the reference to "Investors LLC" with "any direct or indirect parent company of the U.S. Borrower".

            (t) Section 7.06(f)(vi) of the Credit Agreement is hereby amended by replacing the reference to "Holdings" with "Holdings or any direct or indirect parent company of the U.S. Borrower".

            (u) The obligations of the Loan Parties under Section 6.16 of the Credit Agreement to deliver a Mortgage or any other items set forth therein solely as it relates to the leased Real Property located at 940 Columbia Avenue, Riverside, California are hereby waived.

            Section 2. REPRESENTATIONS AND WARRANTIES. The Parent Guarantor and the Borrowers represent and warrant to the Lenders as of the date hereof and as of the Amendment No. 1 Effective Date that:

            (a) The execution and delivery of this Amendment by the Loan Parties has been duly authorized.

            (b) The execution, delivery and performance by each of the Loan Parties of this Amendment, will not (a) contravene the terms of any of such Person's Organization Documents, (b) conflict with or result in any breach or contravention of, or the creation of any Lien under (other than as permitted by Section 7.01 of the Credit Agreement), or require any payment (except for Term Loans to be repaid on the Amendment No. 1 Effective Date with the proceeds of the Term B Loans) to be made under (i) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries subject to delivery of a copy of the Mortgages encumbering the Real Property set forth on Schedule 6.16(b) of the Credit Agreement to the landlord under the applicable lease to the extent required pursuant to the terms of any Mortgaged Lease (as defined in the applicable Mortgage) or to the extent required by Landlord (as defined in the applicable Mortgage) in connection with its consent to granting a mortgage encumbering the applicable Loan Party's leasehold interest in such Mortgage Lease or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law; except with respect to any breach or contravention or payment (but not creation of Liens) referred to in clause (b)(i), to the extent that such conflict, breach, contravention or payment could not reasonably be expected to have a Material Adverse Effect.

            (c) The representations and warranties set forth in the Credit Agreement, are true and correct in all material respects with the same effect as if made on the Amend-ment No. 1 Effective Date, except to the extent such representations and warranties expressly relate to an earlier date.

            (d) At the time of and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

            Section 3. CONDITIONS TO EFFECTIVENESS OF AMENDMENT. This Amendment shall become effective on the first Business Day (the "Amendment No. 1 Effective Date") on which each of the following conditions is satisfied:

            (a) The U.S. Administrative Agent shall have received from (i) Additional Term B Lenders having Additional Term B Commitments equal in principal amount to the amount of Term Loans held by Non-Consenting Term Lenders, (ii) the Required Lenders, (iii) the Administrative Agent and
      (iv) each Loan Party, either (x) a counterpart of this Amendment signed on behalf of such party or (y) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment;

            (b) The U.S. Borrower shall have provided the Administrative Agent with a Borrowing Request two Business Days prior to the Amendment No. 1 Effective Date with respect to the borrowing of Term B Loans on the Amendment No. 1 Effective Date;

            (c) Each Term B Lender shall have received, if requested at least three Business Days prior to the date on which each of the other conditions to the Amendment No. 1 Effective Date have been met, one or more Term B Notes payable to the order of such Lender duly executed by the U.S. Borrower in substantially the form of Exhibit C-1 to the Credit Agreement, as modified by this Amendment, evidencing its Term B Loans;

            (d) The U.S. Borrower shall have paid to all Term Lenders on the Amendment No. 1 Effective Date simultaneously with the making of Term B Loans under the Credit Agreement all accrued and unpaid interest on the Term Loans to, but not including, the Amendment No. 1 Effective Date;

            (e) All corporate and other proceedings taken or to be taken in connection with this Amendment and all documents incidental thereto, whether or not referred to herein, shall be satisfactory in form and substance to the Administrative Agent;

            (f) The Administrative Agent shall have received a legal opinion, in form and substance reasonably satisfactory to the Administrative Agent, from Ropes & Gray LLP, counsel to the U.S. Borrower;

            (g) The U.S. Borrower shall have paid to the Administrative Agent all reasonable costs and expenses (including, without limitation the reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for the Agents) of the Administrative Agent to the extent invoiced;

            (h) At the time of and after giving effect to the Amendment no Default or Event of Default has occurred and is continuing;

            (i) The Administrative Agent shall have received a certificate of the Responsible Officer of the U.S. Borrower to the effect that the representations and warranties set forth in Section 2 are true and correct in all material respects.

            Section 4. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

            Section 5. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            Section 6. HEADINGS. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

            Section 7. EFFECT OF AMENDMENT. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. The Required Lenders agree that the Parent Guarantor, the Borrowers and the Administrative Agent may enter into an Amended and Restated Credit Agreement after the Amendment No. 1 Effective Date in form and substance satisfactory to the Administrative Agent to give effect to this Amendment. By executing and delivering a copy hereof, each Loan Party hereby agrees and confirms that all Obligations (including, without limitation, the Term B Loans) shall be fully guaranteed by the Parent Guarantor pursuant to the Credit Agreement and the U.S. Subsidiary Guarantors pursuant to the U.S. Subsidiary Guarantee Agreement and shall be fully secured pursuant to the Security Documents securing the Obligations of the U.S. Loan Parties.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                      NORTEK, INC., as U.S. Borrower

                                      By: /s/ Edward J. Cooney
                                          -------------------------------------
                                          Name: Edward J. Cooney
                                          Title:  Vice President and Treasurer

                                      NORTEK HOLDINGS, INC., as Parent Guarantor

                                      By: /s/ Edward J. Cooney
                                          -------------------------------------
                                          Name: Edward J. Cooney
                                          Title:  Vice President and Treasurer

                                      BROAN-NUTONE CANADA INC., as a
                                        Canadian Borrower

                                      By: /s/ Edward J. Cooney
                                          -------------------------------------
                                          Name: Edward J. Cooney
                                          Title:  Vice President and Treasurer

                                      VENTROL AIR HANDLING SYSTEMS INC.,
                                        as a Canadian Borrower

                                      By: /s/ Edward J. Cooney
                                          -------------------------------------
                                          Name: Edward J. Cooney
                                          Title:  Vice President and Treasurer

                                  Acknowledged and agreed to
                                  by each of the Subsidiary
                                  Guarantors named below:

                                  AUBREY MANUFACTURING, INC.,
                                  COMMERCIAL ENVIRONMENTAL SYSTEMS GROUP, INC., DMU BUTLER INC.,
                                  GOVERNAIR CORPORATION,
                                  INNERGY TECH INC.,
                                  J.A.R. INDUSTRIES, INC.,
                                  JENSEN INDUSTRIES, INC.,
                                  M&S SYSTEMS GP, INC.,
                                  M&S SYSTEMS LP, INC.,
                                  MAMMOTH, INC.,
                                  MAMMOTH CHINA LTD.,
                                  MULTIPLEX TECHNOLOGY, INC.,
                                  NORDYNE, INC.,
                                  NUTONE INC.,
                                  OMNIMOUNT SYSTEMS, INC.,
                                  OPERATOR SPECIALTY COMPANY, INC.,
                                  RANGAIRE GP, INC.,
                                  RANGAIRE LP, INC.,
                                  SPEAKERCRAFT, INC.,
                                  STUDLEY CANADA LIMITED,
                                  TEMTROL, INC.,
                                  VENMAR CES, INC.,
                                  VENMAR VENTILATION (H.D.H.) INC.,
                                  VENMAR VENTILATION INC.,
                                  WEBCO, INC., AND
                                  XANTECH CORPORATION

                                  By: /s/ Edward J. Cooney
                                      ------------------------------
                                      Name: Edward J. Cooney
                                      Title:  Vice President and Treasurer

                                   BROAN-NUTONE LLC,
                                           By: Nortek, Inc., its sole member

                               By: /s/ Edward J. Cooney
                                   ---------------------------------------------
                                   Name: Edward J. Cooney
                                   Title:  Vice President and Treasurer

                                   ELAN HOME SYSTEMS, L.L.C.,
                                       By: Linear LLC, its sole member
                                           By: WDS LCC, its sole member
                                               By: Nortek, Inc., its sole member

                                       By: /s/ Edward J. Cooney
                                           -------------------------------------
                                           Name: Edward J. Cooney
                                           Title:  Vice President and Treasurer

                                   LINEAR H.K. LLC,
                                       By: Linear LLC, its sole member
                                           By: WDS LCC, its sole member
                                               By: Nortek, Inc., its sole member

                                       By: /s/ Edward J. Cooney
                                           -------------------------------------
                                           Name: Edward J. Cooney
                                           Title:  Vice President and Treasurer

                                       LINEAR LLC,
                                           By: WDS LLC, its sole member
                                               By: Nortek, Inc., its sole member

                                       By: /s/ Edward J. Cooney
                                           -------------------------------------
                                           Name: Edward J. Cooney
                                           Title:  Vice President and Treasurer

                               WDS LLC,
                                   By: Nortek, Inc., its sole member

                                   By: /s/ Edward J. Cooney
                                       -----------------------------------------
                                       Name: Edward J. Cooney
                                       Title:  Vice President and Treasurer

                               RANGAIRE LP,
                                   By: Rangaire GP, Inc., its general partner

                                   By: /s/ Edward J. Cooney
                                       -----------------------------------------
                                       Name: Edward J. Cooney
                                       Title:  Vice President and Treasurer

                               M&S SYSTEMS, LP,
                                   By: M&S Systems GP, Inc., its general partner

                                   By: /s/ Edward J. Cooney
                                       -----------------------------------------
                                       Name: Edward J. Cooney
                                       Title:  Vice President and Treasurer

                                          UBS AG, STAMFORD BRANCH,
                                              as U.S. Administrative Agent and
                                              Canadian Administrative Agent

                                          By: /s/Wilfred V. Saint
                                              ----------------------------------
                                              Name: Wilfred V. Saint
                                              Title: Director

                                          By: /s/ Richard L. Tavrow
                                              ----------------------------------
                                              Name: Richard L. Tavrow
                                              Title: Director

                                          JUPITER LOAN FUNDING LLC,
                                              as a Lender

                                          By: /s/ Meredith J. Koslick
                                              ----------------------------------
                                              Name: Meredith J. Koslick
                                              Title: Assistant Vice President

                                          If you wish to request an
                                          Additional Term B
                                          Commitment, please include
                                          the amount requested:
                                          $________________(1)

-----------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                   WINGED FOOT FUNDING TRUST,
                                     As a Lender

                                   By: /s/ Kelly W. Warnement
                                       ---------------------------------------
                                       Name: Kelly W. Warnement
                                       Title: Authorized Agent

                                   If you wish to request an Additional Term B
                                   Commitment, please include the amount
                                   requested: $________(1)
---------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                   BIRCHWOOD FUNDING LLD,
                                     As a Lender

                                   By: /s/ Meredith J. Koslick
                                       ---------------------------------------
                                       Name: Meredith J. Koslick
                                       Title: Assistant Vice President

                                   If you wish to request an Additional Term B
                                   Commitment, please include the amount
                                   requested: $________(1)

---------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                   New Alliance Global CDO, Limited
                                   By: Alliance Capital Management L.P.,
                                   as Sub-advisor
                                   By: Alliance Capital management Corporation,
                                     As General Partner

                                   By: /s/ Teresa McCarthy
                                       ---------------------------------------
                                       Name: Teresa McCarthy
                                       Title: Vice President

                                   If you wish to request an Additional Term B
                                   Commitment, please include the amount
                                   requested: $________(1)

--------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                   American Express Certificate Company
                                   By: American Express Asset Management
                                   Group, Inc. as Collateral Manager
                                     as a Lender

                                   By: /s/ Vincent P. Pham
                                       ---------------------------------------
                                       Name: Vincent P. Pham
                                       Title: Director - Operations

                                   If you wish to request an Additional Term B
                                   Commitment, please include the amount
                                   requested: $________(1)

---------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                   Centurion CDO 8, Limited
                                   By: American Express Asset Management
                                   Group, Inc. as Collateral Manager
                                     as a Lender

                                   By: /s/ Vincent P. Pham
                                       ---------------------------------------
                                       Name: Vincent P. Pham
                                       Title: Director - Operations

                                   If you wish to request an Additional Term B
                                   Commitment, please include the amount
                                   requested: $________(1)

---------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                   Centurion CDO II, Ltd.
                                   By: American Express Asset Management
                                   Group, Inc. as Collateral Manager
                                     as a Lender

                                   By: /s/ Vincent P. Pham
                                       ---------------------------------------
                                       Name: Vincent P. Pham
                                       Title: Director - Operations

                                   If you wish to request an Additional Term B
                                   Commitment, please include the amount
                                   requested: $________(1)

---------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                   Centurion CDO VI, Ltd.
                                   By: American Express Asset Management
                                   Group, Inc. as Collateral Manager
                                     as a Lender

                                   By: /s/ Vincent P. Pham
                                       ---------------------------------------
                                       Name: Vincent P. Pham
                                       Title: Director - Operations

                                   If you wish to request an Additional Term B
                                   Commitment, please include the amount
                                   requested: $________(1)

---------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                   Centurion CDO VII, Ltd.
                                   By: American Express Asset Management
                                   Group, Inc. as Collateral Manager
                                      as a Lender

                                   By: /s/ Vincent P. Pham
                                       ---------------------------------------
                                       Name: Vincent P. Pham
                                       Title: Director - Operations

                                   If you wish to request an Additional Term B
                                   Commitment, please include the amount
                                   requested: $________(1)

---------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                   IDS Life Insurance Company
                                   By: American Express Asset Management
                                   Group, Inc. as Collateral Manager
                                      as a Lender

                                   By: /s/ Vincent P. Pham
                                       ---------------------------------------
                                       Name: Vincent P. Pham
                                       Title: Director - Operations

                                   If you wish to request an Additional Term B
                                   Commitment, please include the amount
                                   requested: $________(1)

---------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                   KZH CYPRESSTREE-I LLC

                                   By: /s/ Joyce Fraser-Bryant
                                       ---------------------------------------
                                       Name: Joyce Fraser-Bryant
                                       Title: Authorized Agent

                                   If you wish to request an Additional Term B
                                   Commitment, please include the amount
                                   requested: $________(1)

---------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                   KZH STERLING LLC

                                   By: /s/ Joyce Fraser-Bryant
                                       ---------------------------------------
                                       Name: Joyce Fraser-Bryant
                                       Title: Authorized Agent

                                   If you wish to request an Additional Term B
                                   Commitment, please include the amount
                                   requested: $________(1)

---------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                   Sequils-Centurion V, Ltd.
                                   By: American Express Asset Management
                                   Group, Inc. as Collateral Manager
                                     as a Lender

                                   By: /s/ Vincent P. Pham
                                       ---------------------------------------
                                       Name: Vincent P. Pham
                                       Title: Director - Operations

                                   If you wish to request an Additional Term B
                                   Commitment, please include the amount
                                   requested: $________(1)

---------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                   IDS Life Insurance Company
                                   By: American Express Asset Management
                                   Group, Inc. as Collateral Manager
                                      as a Lender

                                   By: /s/ Vincent P. Pham
                                       ---------------------------------------
                                       Name: Vincent P. Pham
                                       Title: Director - Operations

                                   If you wish to request an Additional Term B
                                   Commitment, please include the amount
                                   requested: $________(1)

---------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                   NORTHWOODS CAPITAL III, LIMITED
                                   By: ANGELO, GORDON & CO., L.P.
                                       AS COLLATERAL MANAGER
                                       as a Lender

                                   By: /s/ John W. Fraser
                                       ---------------------------------------
                                       Name: John W. Fraser
                                       Title: Managing Director

                                   If you wish to request an Additional Term B
                                   Commitment, please include the amount
                                   requested: $________(1)

---------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                   NORTHWOODS CAPITAL IV, LIMITED
                                   By: ANGELO, GORDON & CO., L.P.
                                       AS COLLATERAL MANAGER
                                       as a Lender

                                   By: /s/ John W. Fraser
                                       ---------------------------------------
                                       Name: John W. Fraser
                                       Title: Managing Director

                                   If you wish to request an Additional Term B
                                   Commitment, please include the amount
                                   requested: $________(1)

---------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                   Navigator CDO 2003, Ltd.,
                                      as a Lender

                                   By: /s/ David Mahon
                                       ---------------------------------------
                                       Name: David Mahon
                                       Title: Vice President

                                   If you wish to request an Additional Term B
                                   Commitment, please include the amount
                                   requested: $________(1)

---------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                   Navigator CDO 2004, Ltd.,
                                      as a Lender

                                   By: /s/ David Mahon
                                       ---------------------------------------
                                       Name: David Mahon
                                       Title: Vice President

                                   If you wish to request an Additional Term B
                                   Commitment, please include the amount
                                   requested: $________(1)

---------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                   ARES IV CLO LTD.

                                   By: Ares CLO Management IV, L.P.
                                   Its: Investment Manager

                                   By: Ares CLO GP IV, LLC
                                   Its: Managing Member

                                   By: /s/ Seth J. Brufskey
                                       ---------------------------------------
                                       Name: Seth J. Brufskey
                                       Title: Vice President

                                   If you wish to request an Additional Term B
                                   Commitment, please include the amount
                                   requested: $________(1)

---------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                   ARES V CLO LTD.

                                   By: Ares CLO Management V, L.P.
                                   Its: Investment Manager

                                   By: Ares CLO GP V, LLC
                                   Its: Managing Member

                                   By: /s/ Seth J. Brufskey
                                       ---------------------------------------
                                       Name: Seth J. Brufskey
                                       Title:  Vice President

                                   If you wish to request an Additional Term B
                                   Commitment, please include the amount
                                   requested: $________(1)

---------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                   ARES VIII CLO LTD.

                                   By: Ares CLO Management VIII, L.P.
                                   Its: Investment Manager

                                   By: Ares CLO GP VIII, LLC
                                   Its: Managing Member

                                   By: /s/ Seth J. Brufskey
                                       ---------------------------------------
                                       Name: Seth J. Brufskey
                                       Title: Vice President

                                   If you wish to request an Additional Term B
                                   Commitment, please include the amount
                                   requested: $________(1)

---------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                   By: Ares Enhanced Loan Management, L.P.
                                   Its: Investment Manager

                                   By: Ares Enhanced Loan GP, LLC
                                   Its: General Partner

                                   By: /s/ Seth J. Brufskey
                                       ---------------------------------------
                                       Name: Seth J. Brufskey
                                       Title: Vice President

                                   If you wish to request an Additional Term B
                                   Commitment, please include the amount
                                   requested: $________(1)

---------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                   ARES IX CLO LTD.

                                   By: Ares CLO Management IX, L.P.
                                   Its: Investment Manager

                                   By: Ares CLO GP IX, LLC
                                   Its: Managing Member

                                   By: /s/ Seth J. Brufskey
                                       ---------------------------------------
                                       Name: Seth J. Brufskey
                                       Title: Vice President

                                   If you wish to request an Additional Term B
                                   Commitment, please include the amount
                                   requested: $________(1)

---------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                   AVENUE CLO FUND, LIMITED,
                                      as a Lender

                                   By: /s/ Richard D'Addario
                                       ---------------------------------------
                                       Name: Richard D'Addario
                                       Title: Senior Portfolio Manager

                                   If you wish to request an Additional Term B
                                   Commitment, please include the amount
                                   requested: $________(1)

---------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                   BABSON CLO LTD. 2004-I
                                   BABSON CLO LTD. 2004-II
                                   TRYON CLO LTD. 2000-I
                                   ELC (CAYMAN) LTD. 2000-I
                                   By: Babson Capital Management LLC as
                                   Collateral Manager

                                   By: /s/ John W. Stelwagon
                                       ---------------------------------------
                                       Name: John W. Stelwagon
                                       Title: Managing Director

                                   MASSACHUSETTS MUTUAL LIFE
                                   INSURANCE COMPANY
                                   By: Babson Capital Management LLC as
                                   Investment Advisor

                                   By: /s/ John W. Stelwagon
                                       ---------------------------------------
                                       Name: John W. Stelwagon
                                       Title: Managing Director

                                   LOAN FUNDING VIII LLC
                                   By: Babson Capital Management LLC as
                                   Portfolio Manager

                                   By: /s/ John W. Stelwagon
                                       ---------------------------------------
                                       Name: John W. Stelwagon
                                       Title: Managing Director

                                   BILL & MELINDA GATES FOUNDATION
                                   By: Babson Capital Management LLC as
                                   Investment Advisor

                                   By: /s/ John W. Stelwagon
                                       ---------------------------------------
                                       Name: John W. Stelwagon
                                       Title: Managing Director

                                   SOMERS CDO, LIMITED
                                   By: Babson Capital Management LLC under
                                   Delegated authority from Massachusetts Life
                                   Insurance Company as Collateral Manager

                                   By: /s/ John W. Stelwagon
                                       ---------------------------------------
                                       Name: John W. Stelwagon
                                       Title: Managing Director

                                   Bank of America N.A.,
                                     as a Lender

                                   By: /s/ James Ford
                                       ---------------------------------------
                                       Name: James Ford
                                       Title: Senior Vice President

                                   If you wish to request an Additional Term B
                                   Commitment, please include the amount
                                   requested: $__________(1)

---------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                   Spiret IV Loan Trust 2003-8
                                   By Wilmington Trust Company
                                   Not in its individual capacity buy
                                   Solely as trustee
                                      as a Lender

                                   By: /s/ Rachel L. Simpson
                                       ---------------------------------------
                                       Name: Rachel L. Simpson
                                       Title: Financial Services Officer

                                   If you wish to request an Additional Term B
                                   Commitment, please include the amount
                                   requested: $__________(1)

---------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                   LAGUNA FUNDING LLC
                                     as a Lender

                                   By: /s/ Meredith J. Koslick
                                       ---------------------------------------
                                       Name: Meredith J. Koslick
                                       Title: Assistant Vice President

                                   If you wish to request an Additional Term B
                                   Commitment, please include the amount
                                   requested: $__________(1)

---------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                   Bear Stearns Loan Trust
                                   By: Bear Stearns Asset management, Inc.
                                   as its attorney-in-fact
                                     as a Lender

                                   By: /s/ Jonathan Berg
                                       ---------------------------------------
                                       Name: Jonathan Berg
                                       Title: Associate Director

                                   If you wish to request an Additional Term B
                                   Commitment, please include the amount
                                   requested: $__________(1)

---------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                   Gallatin Funding I Ltd.
                                   By: Bear Stearns Asset Management Inc.
                                   as its Collateral Manager
                                      as a Lender

                                   By: /s/ Jonathan Berg
                                       ---------------------------------------
                                       Name: Jonathan Berg
                                       Title: Associate Director

                                   If you wish to request an Additional Term B
                                   Commitment, please include the amount
                                   requested: $__________(1)

---------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                   Grayston CLO II 2004-I Ltd.
                                   By: Bear Stearns Asset Management Inc.
                                   as its Collateral Manager
                                      as a Lender

                                   By: /s/ Jonathan Berg
                                       ---------------------------------------
                                       Name: Jonathan Berg
                                       Title: Associate Director

                                   If you wish to request an Additional Term B
                                   Commitment, please include the amount
                                   requested: $__________(1)

---------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                   By: Callidus Debt Partners CLO Fund II, ltd.
                                   By: Its Collateral Manager
                                   Callidus Capital Management, LLC
                                      as a Lender

                                   By: /s/ Mavis Taintor
                                       ---------------------------------------
                                       Name: Mavis Taintor
                                       Title: Senior Managing Director

                                   If you wish to request an Additional Term B
                                   Commitment, please include the amount
                                   requested:
                                   $2MM.(1)

---------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                   By: Callidus Debt Partners CLO Fund III, ltd.
                                   By: Its Collateral Manager
                                   Callidus Capital Management, LLC
                                      as a Lender

                                   By: /s/ Mavis Taintor
                                       ---------------------------------------
                                       Name: Mavis Taintor
                                       Title: Senior Managing Director

                                   If you wish to request an Additional Term B
                                   Commitment, please include the amount
                                   requested: $2MM.(1)

---------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                   SRF 2000, INC.,
                                      as a Lender

                                   By: /s/ Meredith J. Koslick
                                       ---------------------------------------
                                       Name: Meredith J. Koslick
                                       Title: Assistant Vice President

                                   If you wish to request an Additional Term B
                                   Commitment, please include the amount
                                   requested: $_________(1)

---------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                   Canyon Capital CLO 2004-I Ltd.,
                                      as a Lender

                                   By: /s/ R. Christian B. Evensen
                                       ---------------------------------------
                                       Name: R. Christian B. Evensen
                                       Title: Managing Director

                                   By: Canyon Capital Advisors LLC,
                                       a Delaware Limited Liability Company,
                                       its Collateral Manager

                                   If you wish to request an Additional Term B
                                   Commitment, please include the amount
                                   requested: $_________(1)

---------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                   Carlyle High Yield Partners III, Ltd.
                                      as a Lender

                                   By: /s/ Linda Pace
                                       ---------------------------------------
                                       Name: Linda Pace
                                       Title: Managing Director

                                   If you wish to request an Additional Term B
                                   Commitment, please include the amount
                                   requested: $_________(1)

---------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                            Carlyle High Yield Partners, Ltd.
                                                as a Lender

                                            By: /s/ Linda Pace
                                                --------------------------------
                                                Name: Linda Pace
                                                Title: Managing Director

                                            If you wish to request an Additional
                                            Term B Commitment, please include
                                            the amount requested: $_________(1).

---------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                            Carlyle High Yield Partners II, Ltd.
                                                as a Lender

                                            By: /s/ Linda Pace
                                                --------------------------------
                                                Name: Linda Pace
                                                Title: Managing Director

                                            If you wish to request an Additional
                                            Term B Commitment, please include
                                            the amount requested: $__________(1)

---------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                            Carlyle High Yield Partners IV, Ltd.
                                                as a Lender

                                            By: /s/ Linda Pace
                                                --------------------------------
                                                Name: Linda Pace
                                                Title: Managing Director

                                            If you wish to request an Additional
                                            Term B Commitment, please include
                                            the amount requested: $_________(1).

---------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                            Carlyle Loan Investment, Ltd.
                                                as a Lender

                                            By: /s/ Linda Pace
                                                --------------------------------
                                                Name: Linda Pace
                                                Title: Managing Director

                                            If you wish to request an Additional
                                            Term B Commitment, please include
                                            the amount requested: $_________(1).

---------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                            Carlyle High Yield Partners IV, Ltd.
                                                as a Lender

                                            By: /s/ Linda Pace
                                                --------------------------------
                                                Name: Linda Pace
                                                Title: Managing Director

                                            If you wish to request an Additional
                                            Term B Commitment, please include
                                            the amount requested: $__________(1)

---------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                            Whitney CLO I
                                                as a Lender

                                            By: /s/ John M. Casparian
                                                --------------------------------
                                                Name: John M. Casparian
                                                Title: Chief Operating Officer

                                            Centre Pacific, Manager

                                            If you wish to request an Additional
                                            Term B Commitment, please include
                                            the amount requested: $2,000,000.(1)

---------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                Citigroup Investments Corporate Loan Fund Inc.
                                By: Travelers Asset Management International
                                Company LLC

                                By: /s/ John O'Connell
                                    --------------------------------
                                    Name: John O'Connell
                                    Title: Vice President

                                If you wish to request an Additional Term B
                                Commitment, please include the amount requested:
                                $__________(1)

---------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                            ECL Funding LLC, for itself or as
                                            agent for ECL2 Funding LLC, as a
                                            Lender

                                            By: /s/ Dominic Blea
                                                --------------------------------
                                                Name: Dominic Blea
                                                Title: As Attorney-In-Fact

                                            If you wish to request an Additional
                                            Term B Commitment, please include
                                            the amount requested: $__________(1)

---------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                          THE NORINCHUKIN BANK, NEW YORK BRANCH
                                          Through State Street Bank and Trust
                                          Company N.A. as Fiduciary Custodian
                                          By: Eaton Vance Management,
                                              Attorney-in-Fact as a Lender

                                          By: /s/ Michael B. Botthof
                                              --------------------------------
                                              Name: Micael B. Botthof
                                              Title: Vice President

                                          If you wish to request an Additional
                                          Term B Commitment, please include
                                          the amount requested: $__________(1)

---------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                            ATRIUM III
                                               as a Lender

                                            By: /s/ David H. Lerner
                                                --------------------------------
                                                Name: David H. Lerner
                                                Title: Authorized Signatory

                                            If you wish to request an Additional
                                            Term B Commitment, please include
                                            the amount requested: $_________(1)

---------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                            CSAM Funding III,
                                                as a Lender

                                            By: /s/ David H. Lerner
                                                --------------------------------
                                                Name: David H. Lerner
                                                Title: Authorized Signatory

                                            If you wish to request an Additional
                                            Term B Commitment, please include
                                            the amount requested: $__________(1)

---------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                            FIRST DOMINION FUNDING III,
                                                as a Lender

                                            By: /s/ David H. Lerner
                                                --------------------------------
                                                Name: David H. Lerner
                                                Title: Authorized Signatory

                                            If you wish to request an Additional
                                            Term B Commitment, please include
                                            the amount requested: $__________(1)

---------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                            Credit Suisse Asset Management
                                            Syndicated Loan Fund
                                                as a Lender

                                            By: /s/ David H. Lerner
                                                --------------------------------
                                                Name: David H. Lerner
                                                Title: Authorized Signatory

                                            If you wish to request an Additional
                                            Term B Commitment, please include
                                            the amount requested: $__________(1)

---------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                            KC CLO I LIMITED
                                                as a Lender

                                            By: /s/
                                                --------------------------------
                                                Name:
                                                Title:

                                            If you wish to request an Additional
                                            Term B Commitment, please include
                                            the amount requested: $__________(1)

---------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                            Credit Suisse First Boston, acting
                                            through its Cayman Islands Branch,
                                            as a Lender

                                            By: /s/ Thomas Hall
                                                --------------------------------
                                                Name: Thomas Hall
                                                Title: Vice President

                                            By: /s/ Doreen Barr
                                                --------------------------------
                                                Name: Doreen Barr
                                                Title: Associate

                                            If you wish to request an Additional
                                            Term B Commitment, please include
                                            the amount requested: $_________(1)

---------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                      Denali Capital LLC, managing member of
                                      DC Funding Partners, portfolio manager for DENALI CAPITAL CLO II, LTD., or an affiliate as a Lender

                                      By: /s/ John B.
                                          ------------------------------
                                          Name: John B.
                                          Title: Officer

                                      If you wish to request an Additional Term
                                      B Commitment, please include the amount
                                      requested: $___________________.(1)

-----------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                      Denali Capital LLC, managing member of
                                      DC Funding Partners, portfolio manager for DENALI CAPITAL CLO III, LTD., or an affiliate as a Lender

                                      By: /s/ John B.
                                          ------------------------------
                                          Name: John B.
                                          Title: Officer

                                      If you wish to request an Additional Term
                                      B Commitment, please include the amount
                                      requested: $__________________.(1)

-----------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                      Denali Capital LLC, managing member of
                                      DC Funding Partners, portfolio manager for DENALI CAPITAL CLO IV, LTD., or an affiliate as a Lender

                                      By: /s/ John B.
                                          ------------------------------
                                          Name: John B.
                                          Title: Officer

                                      If you wish to request an Additional Term
                                      B Commitment, please include the amount
                                      requested: $__________________.(1)

-----------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                      FOREST SPC LLC
                                          as a Lender

                                      By: /s/ Meredith J. Koslick
                                          --------------------------------
                                          Name: Meredith J. Koslick
                                          Title:  Assistant Vice President

                                      If you wish to request an Additional Term
                                      B Commitment, please include the amount
                                      requested: $___________________.(1)

-----------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                      General Electric Capital Corporation
                                          as a Lender

                                      By: /s/Brian P. Schwinn
                                          ---------------------------------
                                          Name: Brian P. Schwinn
                                          Title: Duly Authorized Signatory

                                      If you wish to request an Additional Term
                                      B Commitment, please include the amount
                                      requested: $____________________.(1)

-----------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                      Greenwich Int'l Ltd.
                                          as a Lender

                                      By: /s/ Bryan Verona
                                          ------------------------------
                                          Name: Bryan Verona
                                          Title: Senior Vice President

                                      If you wish to request an Additional Term
                                      B Commitment, please include the amount
                                      requested: $___________________.(1)

-----------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                      By: Gulf Stream Asset Management LLC
                                          as Collateral Manager

                                      By: /s/ Mark B. Mahoney
                                          ------------------------------
                                          Name: Mark B. Mahoney
                                          Title: President

                                      If you wish to request an Additional Term
                                      B Commitment, please include the amount
                                      requested: $___________________.(1)

-----------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                      Bushnell CBNA Loan Funding LLC, for itself or as agent for Bushnell CFPI Loan Funding LLC as a Lender

                                      By: /s/ Dominic Blea
                                          ------------------------------
                                          Name: Dominic Blea
                                          Title: As Attorney-In-Fact

                                      If you wish to request an Additional Term
                                      B Commitment, please include the amount
                                      requested: $___________________.(1)

-----------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                   FIRST TRUST/HIGHLAND CAPITAL FLOATING RATE
                                       INCOME FUND
                                   By: Highland Capital Management, L.P.
                                   Its Sub-Advisor
                                       as a Lender

                                   By: /s/ R. Joseph Dougherty
                                       ---------------------------------------
                                       Name: R. Joseph Dougherty
                                       Title: Senior Vice President, Secretary

                                   If you wish to request an Additional Term
                                   B Commitment, please include the amount
                                   requested: $ __________________.(1)

-----------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                   HIGHLAND FLOATING RATE ADVANTAGE FUND
                                   By: Highland Capital Management, L.P.
                                   Its Investment Advisor
                                         as a Lender

                                   By: /s/ R. Joseph Dougherty
                                       ---------------------------------------
                                       Name: R. Joseph Dougherty
                                       Title: Senior Vice President, Secretary

                                   If you wish to request an Additional Term B
                                   Commitment, please include the amount
                                   requested: $___________________.(1)

-----------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                   HIGHLAND FLOATING RATE LIMITED LIABILITY
                                   COMPANY
                                   By: Highland Capital Management, L.P.
                                   Its Investment Advisor
                                       as a Lender

                                   By: /s/ R. Joseph Dougherty
                                       ----------------------------------------
                                       Name: R. Joseph Dougherty
                                       Title: Senior Vice President, Secretary

                                   If you wish to request an Additional Term B
                                   Commitment, please include the amount
                                   requested: $___________________.(1)

-----------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                   LOAN FUNDING VII LLC
                                   By: Highland Capital Management, L.P.
                                   as Collateral Manager
                                       as a Lender

                                   By: /s/ David Lancelot
                                       -------------------------------
                                       Name: David Lancelot
                                       Title: Treasurer

                                   If you wish to request an Additional Term B
                                   Commitment, please include the amount
                                   requested: $___________________.(1)

-----------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                   LOAN STAR STATE TRUST
                                   By Its Investment Manager,
                                   Highland Capital Management, L.P.
                                   By Its General Partner, Strand Advisors, Inc.
                                       as a Lender

                                   By: /s/ David Lancelot
                                       ----------------------------------------
                                       Name: David Lancelot
                                       Title: Treasurer
                                              Highland Capital Management, L.P.

                                   If you wish to request an Additional Term B
                                   Commitment, please include the amount
                                   requested: $___________________.(1)

-----------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                   ARCHIMEDES FUNDING III, LTD.
                                   By: ING Capital Advisors LLC
                                   as Collateral Manager

                                   By: /s/ Steven Gorski
                                       ----------------------------------------
                                       Name: Steven Gorski
                                       Title: Director

                                   If you wish to request an Additional Term B
                                   Commitment, please include the amount
                                   requested: $___________________.(1)

-----------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                   ARCHIMEDES FUNDING IV (CAYMAN), LTD.
                                   By: ING Capital Advisors LLC
                                   as Collateral Manager

                                   By: /s/ Steven Gorski
                                       -------------------------------------
                                       Name: Steven Gorski
                                       Title: Director

                                   If you wish to request an Additional Term B
                                   Commitment, please include the amount
                                   requested: $5,000,000.(1)

-----------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                   ENDURANCE CLO I, LTD.
                                   c/o ING Capital Advisors LLC
                                   as Collateral Manager

                                   By: /s/ Steven Gorski
                                       -----------------------------
                                       Name: Steven Gorski
                                       Title: Director

                                   If you wish to request an Additional Term B
                                   Commitment, please include the amount
                                   requested: $___________________.(1)

-----------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                   ING-ORYX CLO, LTD.
                                   By: ING Capital Advisors LLC
                                   as Collateral Manager

                                   By: /s/ Steven Gorski
                                       -----------------------------
                                       Name: Steven Gorski
                                       Title: Director

                                   If you wish to request an Additional Term B
                                   Commitment, please include the amount
                                   requested: $___________________.(1)

-----------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                   NEMEAN CLO, LTD.
                                   By: ING Capital Advisors LLC
                                   as Investment Manager

                                   By: /s/ Steven Gorski
                                       -----------------------------
                                       Name: Steven Gorski
                                       Title: Director

                                   If you wish to request an Additional Term B
                                   Commitment, please include the amount
                                   requested: $2,000,000.(1)

-----------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                   SEQUILS-ING I (HBDGM), LTD.
                                   By: ING Capital Advisors LLC
                                   as Collateral Manager

                                   By: /s/ Steven Gorski
                                       -----------------------------
                                       Name: Steven Gorski
                                       Title: Director

                                   If you wish to request an Additional Term B
                                   Commitment, please include the amount
                                   requested: $___________________.(1)

-----------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                   KZH CRESCENT-3 LLC

                                   By: /s/ Joyce Fraser-Bryant
                                       -----------------------------
                                       Name: Joyce Fraser-Bryant
                                       Title: Authorized Agent

                                   If you wish to request an Additional Term B
                                   Commitment, please include the amount
                                   requested: $___________________.(1)

-----------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                  MERRILL LYNCH CAPITAL, a division of
                                  Merrill Lynch Business Financial Services Inc.
                                      as a Lender

                                  By: /s/ Julia F. Maslanka
                                      ------------------------------
                                      Name: Julia F. Maslanda
                                      Title: Vice President

                                  If you wish to request an Additional Term B
                                  Commitment, please include the amount
                                  requested: $___________________.(1)

-----------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                   Metropolitan Life Insurance Company
                                       as a Lender

                                   By: /s/ James R. Dingler
                                       -------------------------------
                                       Name: James R. Dingler
                                       Title: Director

                                   If you wish to request an Additional Term B
                                   Commitment, please include the amount
                                   requested: $___________________.(1)

-----------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                   MetLife Bank National
                                       as a Lender

                                   By: /s/ James R. Dingler
                                       ------------------------------
                                       Name: James R. Dingler
                                       Title: Director

                                   If you wish to request an Additional Term B
                                   Commitment, please include the amount
                                   requested: $___________________.(1)

-----------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                   MFS Floating Rate High Income Fund,
                                       as a Lender

                                   By: /s/ Philip C. Robbins
                                       -------------------------------
                                       Name: Philip C. Robbins
                                       Title: Vice President

                                   If you wish to request an Additional Term B
                                   Commitment, please include the amount
                                   requested: $___________________.(1)

-----------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                   Mizuho Corporate Bank, Ltd.,
                                       as a Lender

                                   By: /s/ James R. Fayen
                                       -------------------------------
                                      Name: James R. Fayen
                                       Title: Senior Vice President

                                   If you wish to request an Additional Term B
                                   Commitment, please include the amount
                                   requested: $___________________.(1)

-----------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                   Venture CDO 2002, Limited
                                       as a Lender

                                   By its investment advisor, MJX Asset
                                   Management LLC

                                   By: /s/ Kenneth Ostmann
                                       -------------------------------
                                       Name: Kenneth Ostmann
                                       Title: Director

                                   If you wish to request an Additional Term B
                                   Commitment, please include the amount
                                   requested: $1,000,000.(1)

-----------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                   Venture II CDO 2002, Limited
                                       as a Lender

                                   By its investment advisor, MJX Asset
                                   Management LLC

                                   By: /s/ Kenneth Ostmann
                                       -------------------------------
                                       Name: Kenneth Ostmann
                                       Title: Director

                                   If you wish to request an Additional Term B
                                   Commitment, please include the amount
                                   requested: $1,000,000.(1)

-----------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                   Venture III CDO Limited
                                       as a Lender

                                   By its investment advisor, MJX Asset
                                   Management LLC

                                   By: /s/ Kenneth Ostmann
                                       -------------------------------
                                       Name: Kenneth Ostmann
                                       Title: Director

                                   If you wish to request an Additional Term B
                                   Commitment, please include the amount
                                   requested: $1,000,000.(1)

-----------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                   Venture IV CDO Limited
                                       as a Lender

                                   By its investment advisor, MJX Asset
                                   Management LLC

                                   By: /s/ Kenneth Ostmann
                                       -------------------------------
                                       Name: Kenneth Ostmann
                                       Title: Director

                                   If you wish to request an Additional Term B
                                   Commitment, please include the amount
                                   requested: $1,000,000.(1)

-----------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                   MASTER SENIOR FLOATING RATE TRUST

                                   By: /s/ Joseph Matteo
                                       -------------------------------
                                       Name: Joseph Matteo
                                       Title: Authorized Signatory

                                   If you wish to request an Additional Term B
                                   Commitment, please include the amount
                                   requested: $___________________.(1)

-----------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                   Floating Rate Income Strategies Fund, Inc.

                                   By: /s/ Joseph Matteo
                                       -------------------------------
                                       Name: Joseph Matteo
                                       Title:  Authorized Signatory

                                   If you wish to request an Additional Term B
                                   Commitment, please include the amount
                                   requested: $___________________.(1)

-----------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                   Floating Rate Income Strategies II, Inc.

                                   By: /s/ Joseph Matteo
                                       -------------------------------
                                       Name: Joseph Matteo
                                       Title: Authorized Signatory

                                   If you wish to request an Additional Term B
                                   Commitment, please include the amount
                                   requested: $___________________.(1)

-----------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                   MERRILL LYNCH PRIME RATE PORTFOLIO
                                   By: Merrill Lynch Investment Managers, L.P.
                                       as Investment Advisor

                                   By: /s/ Joseph Matteo
                                       -------------------------------
                                       Name: Joseph Matteo
                                       Title: Authorized Signatory

                                   If you wish to request an Additional Term B
                                   Commitment, please include the amount
                                   requested: $___________________.(1)

-----------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                   Longhorn CDO (Cayman) Ltd.
                                   By: Merrill Lynch Investment Managers, L.P.
                                       as Collateral Manager

                                   By: /s/ Joseph Matteo
                                       -------------------------------
                                       Name: Joseph Matteo
                                       Title: Authorized Signatory

                                   If you wish to request an Additional Term B
                                   Commitment, please include the amount
                                   requested: $___________________.(1)

-----------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                   Longhorn CDO II, Ltd.
                                   By: Merrill Lynch Investment Managers, L.P.
                                       as Collateral Manager

                                   By: /s/ Joseph Matteo
                                       -------------------------------
                                       Name: Joseph Matteo
                                       Title: Authorized Signatory

                                   If you wish to request an Additional Term B
                                   Commitment, please include the amount
                                   requested: $___________________.(1)

-----------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                       Longhorn CDO III, Ltd.
                                       By: Merrill Lynch Investment Managers,
                                           L.P. as Collateral Manager

                                       By: /s/ Joseph Matteo
                                           -----------------
                                           Name: Joseph Matteo
                                           Title: Authorized Signatory

                                       If you wish to request an Additional Term
                                       B Commitment, please include the amount
                                       requested:
                                       $____________.(1)

----------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                       Mountain Capital CLO II Ltd.
                                           as a Lender

                                       By: /s/ Darren P. Riley
                                           -------------------
                                           Name: Darren P. Riley
                                           Title: Director

                                       If you wish to request an Additional Term
                                       B Commitment, please include the amount
                                       requested:
                                       $____________.(1)

----------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                       Mountain Capital CLO III Ltd.
                                           as a Lender

                                       By: /s/ Darren P. Riley
                                           -------------------
                                           Name: Darren P. Riley
                                           Title: Director

                                       If you wish to request an Additional Term
                                       B Commitment, please include the amount
                                       requested:
                                       $____________.(1)

----------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                       NATEXIS BANQUE POPULARIES
                                           as a Lender

                                       By: /s/ William J. Burke
                                           --------------------
                                           Name: William J. Burke
                                           Title: Vice President

                                       By: /s/ Jordan H. Levy
                                           ------------------
                                           Name: Jordan H. Levy
                                           Title: Assistant Vice President

                                       If you wish to request an Additional Term
                                       B Commitment, please include the amount
                                       requested:
                                       $____________.(1)

----------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                       NATIONAL CITY BANK
                                           as a Lender

                                       By: /s/ Gavin D. Young
                                           ------------------
                                           Name: Gavin D. Young
                                           Title: Assistant Vice President

                                       If you wish to request an Additional Term
                                       B Commitment, please include the amount
                                       requested: $5,000,000.(1)

----------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                       HARBOURVIEW CLO IV, LTD.
                                           as a Lender

                                       By: /s/ Lisa Chaffee
                                           ----------------
                                           Name: Lisa Chaffee
                                           Title: Assistant Vice President

                                       If you wish to request an Additional Term
                                       B Commitment, please include the amount
                                       requested:
                                       $_____________.(1)

----------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                       HARBOURVIEW CLO V, LTD.
                                           as a Lender

                                       By: /s/ Lisa Chaffee
                                           -----------------
                                           Name: Lisa Chaffee
                                           Title: Assistant Vice President

                                       If you wish to request an Additional Term
                                       B Commitment, please include the amount
                                       requested:
                                       $______________.(1)

----------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                       OPENHEIMER SENIOR FLOATING RATE FUND,
                                           as a Lender

                                       By: /s/ Lisa Chaffee
                                           ----------------
                                           Name: Lisa Chaffee
                                           Title: Assistant Vice President

                                       If you wish to request an Additional Term
                                       B Commitment, please include the amount
                                       requested:
                                       $_______________.(1)

----------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                       WATERVILLE FUNDING LLC,
                                           as a Lender

                                       By: /s/ Meredith J. Koslick
                                           -----------------------
                                           Name: Meredith J. Koslick
                                           Title: Assistant Vice President

                                       If you wish to request an Additional Term
                                       B Commitment, please include the amount
                                       requested: $4,000,000.(1)

----------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                       PPM MONARCH BAY FUNDING LLC
                                           as a Lender

                                       By: /s/ Meredith J. Koslick
                                           -----------------------------------
                                           Name: Meredith J. Koslick
                                           Title: Assistant Vice President

                                       If you wish to request an Additional Term
                                       B Commitment, please include the amount
                                       requested:
                                       $______________.(1)

----------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                       PPM SPYGLASS FUNDING TRUST
                                           as a Lender

                                       By: /s/ Kelly W. Warnement
                                           ----------------------
                                           Name: Kelly W. Warenment
                                           Title: Authorized Agent

                                       If you wish to request an Additional Term
                                       B Commitment, please include the amount
                                       requested:
                                       $_____________.(1)

----------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                       Veritas CLO I, Ltd.
                                           as a Lender

                                       By: /s/ John Randolph Wattone
                                           -------------------------
                                           Name: John Randolph Wattone
                                           Title: Executive Director

                                       If you wish to request an Additional Term
                                       B Commitment, please include the amount
                                       requested: $5,000,000.(1)

----------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                       HUDSON STRAITS CLO 2004, LTD.
                                       By Royal Bank of Canada as Collateral
                                          Manager

                                       By: /s/ Melissa Marano
                                           ------------------
                                           Name: Melissa Marano
                                           Title: Authorized Signatory

                                       If you wish to request an Additional Term
                                       B Commitment, please include the amount
                                       requested:
                                       $______________.(1)

----------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                       SEQUILS-Glace Bay, Ltd.
                                       By Royal Bank of Canada as Collateral
                                          Manager

                                       By: /s/ Melissa Marano
                                           ------------------
                                           Name: Melissa Marano
                                           Title: Authorized Signatory

                                       If you wish to request an Additional Term
                                       B Commitment, please include the amount
                                       requested:
                                       $______________.(1)

----------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                       Sun Life Assurance Company of Canada (US)
                                       By Fairlead Capital Management, Inc. as
                                          Sub-Advisor

                                       By: /s/ Melissa Marano
                                           ------------------
                                           Name: Melissa Marano
                                           Title: Authorized Signatory

                                       If you wish to request an Additional Term
                                       B Commitment, please include the amount
                                       requested:
                                       $______________.(1)

----------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                       HARBOUR TOWN FUNDING LLC
                                           as a Lender

                                       By: /s/ Meredith J. Koslick
                                           -----------------------
                                           Name: Meredith J. Koslick
                                           Title: Assistant Vice President

                                       If you wish to request an Additional Term
                                       B Commitment, please include the amount
                                       requested:
                                       $____________.(1)

----------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                       Cooksmill
                                           as a Lender

                                       By: /s/ Mark Allen
                                           --------------
                                           Name: Mark Allen
                                           Title: Director

                                       If you wish to request an Additional Term
                                       B Commitment, please include the amount
                                       requested:
                                       $_____________.(1)

----------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                       FRF Corporation
                                           as a Lender

                                       By: /s/ John Hall
                                           -------------
                                           Name: John Hall
                                           Title: Senior Manager

                                       If you wish to request an Additional Term
                                       B Commitment, please include the amount
                                       requested:
                                       $_____________.(1)

----------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                       SOL Loan Funding LLC, for itself or as
                                       agent for SOL2 Funding LLC
                                           as a Lender

                                       By: /s/ Suzanne Smith
                                           -----------------
                                           Name: Suzanne Smith
                                           Title: As Attorney-In-Fact

                                       If you wish to request an Additional Term
                                       B Commitment, please include the amount
                                       requested:
                                       $_____________.(1)

----------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                       ULT CBNA Loan Funding LLC,
                                       for itself or as agent for
                                       ULT CFPI Loan Funding LLC
                                           as a Lender

                                       By: /s/ Suzanne Smith
                                           ------------------
                                           Name: Suzanne Smith
                                           Title: As Attorney-In-Fact

                                       If you wish to request an Additional Term
                                       B Commitment, please include the amount
                                       requested:
                                       $____________.(1)

----------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                       Galaxy CLO 2003-1, Ltd.
                                       by: AIG Global Investment Corp.
                                           as a Lender

                                       By: /s/ W. Jeffrey Baxter
                                           ---------------------
                                           Name: W. Jeffrey Baxter
                                           Title: Vice President

                                       If you wish to request an Additional Term
                                       B Commitment, please include the amount
                                       requested:
                                       $______________.(1)

----------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                       Galaxy CLO III, Ltd.
                                       by: AIG Global Investment Corp.
                                           as Investment Advisor

                                       By: /s/ W. Jeffrey Baxter
                                           ---------------------
                                           Name: W. Jeffrey Baxter
                                           Title: Vice President

                                       If you wish to request an Additional Term
                                       B Commitment, please include the amount
                                       requested:
                                       $______________.(1)

----------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                       KZH SOLEIL LLC
                                           as a Lender

                                       By: /s/ Joyce Fraser-Bryant
                                           -----------------------
                                           Name: Joyce Fraser-Bryant
                                           Title: Authorized Agent

                                       If you wish to request an Additional Term
                                       B Commitment, please include the amount
                                       requested:
                                       $______________.(1)

----------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                       KZH SOLEIL-2 LLC
                                           as a Lender

                                       By: /s/ Joyce Fraser-Bryant
                                           -----------------------
                                           Name: Joyce Fraser-Bryant
                                           Title: Authorized Agent

                                       If you wish to request an Additional Term
                                       B Commitment, please include the amount
                                       requested:
                                       $______________.(1)

----------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                       SunAmerica Life Insurance Company
                                       by: AIG Global Investment Corp.
                                           as Investment Advisor

                                       By: /s/ W. Jeffrey Baxter
                                           ---------------------
                                           Name: W. Jeffrey Baxter
                                           Title: Vice President

                                       If you wish to request an Additional Term
                                       B Commitment, please include the amount
                                       requested:
                                       $______________.(1)

----------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                       C-SQUARED CDO LTD.

                                       by: TCW Advisors, Inc.
                                           as Portfolio Advisor

                                       By: /s/ Jonathan R. Insull
                                           ----------------------
                                           Name: Jonathan R. Insull
                                           Title: Managing Director

                                       If you wish to request an Additional Term
                                       B Commitment, please include the amount
                                       requested:
                                       $______________.(1)

----------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                       CELERITY CLO LIMITED

                                       by: TCW Advisors, Inc.
                                           as Agent

                                       By: /s/ Matthew A. Miller
                                           ---------------------
                                           Name: Matthew A. Miller
                                           Title: Senior Vice President

                                       By: /s/ Jonathan R. Insull
                                           ----------------------
                                           Name: Jonathan R. Insull
                                           Title: Managing Director

                                       If you wish to request an Additional Term
                                       B Commitment, please include the amount
                                       requested:
                                       $______________.(1)

----------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                       LOAN FUNDING I LLC, a
                                       wholly owned subsidiary of
                                       Citibank, N.A.

                                       by: TCW Advisors, Inc.
                                       as portfolio manager of
                                       Loan Funding I LLC

                                       By: /s/ Matthew A. Miller
                                           ---------------------
                                           Name: Matthew A. Miller
                                           Title: Senior Vice President

                                       By: /s/ Jonathan R. Insull
                                           ----------------------
                                           Name: Jonathan R. Insull
                                           Title: Managing Director

                                       If you wish to request an Additional Term
                                       B Commitment, please include the amount
                                       requested:
                                       $______________.(1)

----------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                       TCW SELECT LOAN FUND, LIMITED

                                       by: TCW Advisors, Inc.
                                       as its Collateral Manager

                                       By: /s/ Matthew A. Miller
                                           ---------------------
                                           Name: Matthew A. Miller
                                           Title: Senior Vice President

                                       By: /s/ Jonathan R. Insull
                                           ----------------------
                                           Name: Jonathan R. Insull
                                           Title: Managing Director

                                       If you wish to request an Additional Term
                                       B Commitment, please include the amount
                                       requested:
                                       $______________.(1)

----------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                       FIRST 2004-I CLO, LTD.

                                       by: TCW Advisors, Inc.
                                       its Collateral Manager

                                       By: /s/ Matthew A. Miller
                                           ---------------------
                                           Name: Matthew A. Miller
                                           Title: Senior Vice President

                                       By: /s/ Jonathan R. Insull
                                           ----------------------
                                           Name: Jonathan R. Insull
                                           Title: Managing Director

                                       If you wish to request an Additional Term
                                       B Commitment, please include the amount
                                       requested:
                                       $______________.(1)

----------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                       FIRST 2004-II CLO, LTD.

                                       by: TCW Advisors, Inc.
                                       its Collateral Manager

                                       By: /s/ Matthew A. Miller
                                           -------------------------------------
                                           Name:  Matthew A. Miller
                                           Title: Senior Vice President

                                       By: /s/ Jonathan R. Insull
                                           -------------------------------------
                                           Name:  Jonathan R. Insull
                                           Title: Managing Director

                                       If you wish to request an Additional Term
                                       B Commitment, please include the amount
                                       requested: $________________.(1)

----------

(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                       Jefferson - Pilot Life Insurance Company

                                       by: TCW Advisors, Inc.
                                       as its Investment Advisor

                                       By: /s/ Matthew A. Miller
                                           -------------------------------------
                                           Name:  Matthew A. Miller
                                           Title: Senior Vice President

                                       By: /s/ Jonathan R. Insull
                                           -------------------------------------
                                           Name:  Jonathan R. Insull
                                           Title: Managing Director

                                       If you wish to request an Additional Term
                                       B Commitment, please include the amount
                                       requested: $____________.(1)

----------

(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                       VELOCITY CLO, LTD.

                                       by: TCW Advisors, Inc.
                                       its Collateral Manager

                                       By: /s/ Matthew A. Miller
                                           -------------------------------------
                                           Name:  Matthew A. Miller
                                           Title: Senior Vice President

                                       By: /s/ Jonathan R. Insull
                                           -------------------------------------
                                           Name:  Jonathan R. Insull
                                           Title: Managing Director

                                       If you wish to request an Additional Term
                                       B Commitment, please include the amount requested: $_____________.(1)

----------

(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                       The Foothill Group, Inc.
                                           as a Lender

                                       By: /s/ Richard M. Bohannon
                                           -------------------------------------
                                           Name:  Richard M. Bohannon
                                           Title: Vice President

                                       If you wish to request an Additional Term
                                       B Commitment, please include the amount
                                       requested: $5,025,000.(1)

----------

(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                       Tororonto Dominion (New York), L.L.C.
                                           as a Lender

                                       By: /s/ Masood Fikree
                                           -------------------------------------
                                           Name:  Masood Fikree
                                           Title: Authorized Signatory

                                       If you wish to request an Additional Term
                                       B Commitment, please include the amount
                                       requested: $____________.(1)

----------

(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                       APEX (Trimaran)CDO I, LTD.
                                       By Trimaran Advisors, L.L.C.
                                           as a Lender

                                       By: /s/ David M. Millison
                                           -------------------------------------
                                           Name:  David M. Millison
                                           Title: Managing Director

                                       If you wish to request an Additional Term
                                       B Commitment, please include the amount
                                       requested: $______________.(1)

----------

(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                       SAWGRASS TRADING LLC
                                           as a Lender

                                       By: /s/ Meredith J. Koslick
                                           -------------------------------------
                                           Name:  Meredith J. Koslick
                                           Title: Assistant Vice President

                                       If you wish to request an Additional Term
                                       B Commitment, please include the amount
                                       requested: $_____________.(1)

----------

(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                       UBS AG, STAMFORD BRANCH
                                           as U.S. Administrative Agent and
                                           Canadian Administrative Agent

                                       By: /s/ Wilfred V. Saint
                                           -------------------------------------
                                           Name:  Wilfred V. Saint
                                           Title: Director

                                       By: /s/ Richard L. Tavrow
                                           -------------------------------------
                                           Name:  Richard L. Tavrow
                                           Title: Director

                                       If you wish to request an Additional Term
                                       B Commitment, please include the amount
                                       requested: $____________.(1)

----------

(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                       UBS LOAN FINANCE LLC,
                                           as a Lender

                                       By: /s/ Wilfred V. Saint
                                           -------------------------------------
                                           Name:  Wilfred V. Saint
                                           Title: Director

                                       By: /s/ Richard L. Tavrow
                                           -------------------------------------
                                           Name:  Richard L. Tavrow
                                           Title: Director

                                       If you wish to request an Additional Term
                                       B Commitment, please include the amount
                                       requested: $____________.(1)

----------

(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                       UBS AG, STAMFORD BRANCH,
                                           as a Lender

                                       By: /s/ Wilfred V. Saint
                                           -------------------------------------
                                           Name:  Wilfred V. Saint
                                           Title: Director

                                       By: /s/ Richard L. Tavrow
                                           -------------------------------------
                                           Name:  Richard L. Tavrow
                                           Title: Director

                                       If you wish to request an Additional Term
                                       B Commitment, please include the amount
                                       requested: $______________.(1)

----------

(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                       ADVENT CREDIT SPV, LLC
                                           as a Lender

                                       By: /s/ Hanson
                                           -------------------------------------
                                           Name:  Hanson
                                           Title: Managing Director

                                       If you wish to request an Additional Term
                                       B Commitment, please include the amount
                                       requested: $_____________.(1)

----------

(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                       Landmark IV CDO Limited
                                           as a Lender

                                       By: /s/ Alex Baldwin
                                           -------------------------------------
                                           Name:  Alex Baldwin
                                           Title: Authorized Signatory

                                       If you wish to request an Additional Term
                                       B Commitment, please include the amount
                                       requested: $_____________.(1)

----------

(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                       WB Loan Funding1, LLC
                                           as a Lender

                                       By: /s/ Diana M. Himes
                                           -------------------------------------
                                           Name:  Diana M. Himes
                                           Title: Associate

                                       If you wish to request an Additional Term
                                       B Commitment, please include the amount
                                       requested: $____________.(1)

----------

(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                       BladeRock Global Floating Rate Trust
                                       BadeRock Limited Director Income Trust
                                       BladeRock Senior Income Serires
                                       BladeRock Senior Loan Trust
                                       Magnetite IV, CLO Limited
                                       Magnetite V CLO, Limited
                                       Senior Loan Fund
                                           as a Lender

                                       By: /s/ M. Williams
                                           -------------------------------------
                                           Name:  M. Williams
                                           Title: Authorized Signatory

                                       If you wish to request an Additional Term
                                       B Commitment, please include the amount
                                       requested: $_______________.(1)

----------

(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                       CIT LENDING SERVICES CORPORATION
                                           as a Lender

                                       By: /s/ John P. Sirico, II
                                           -------------------------------------
                                           Name:  John P. Sirico, II
                                           Title: Vice President

                                       If you wish to request an Additional Term
                                       B Commitment, please include the amount
                                       requested: $______________.(1)

----------

(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                       Citadel Hill 2000 LTD,
                                           as a Lender

                                       By: /s/ P. Van Schaick
                                           -------------------------------------
                                           Name:  P. Van Schaick
                                           Title: Authorized Signatory

                                       Citadel Hill 2004 LTD,
                                           as a Lender

                                       By: /s/ P. Van Schaick
                                           -------------------------------------
                                           Name:  P. Van Schaick
                                           Title: Authorized Signatory

----------

(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                       MARKET SQUARE CLO, LTD.
                                       By: Credit Suisse First Boston as proxy
                                       for Deerfield Capital Management LLC
                                           as a Lender

                                       By: /s/ Dana F. Klein
                                           -------------------------------------
                                           Name:  Dana F. Klein
                                           Title: Managing Director

                                       If you wish to request an Additional Term
                                       B Commitment, please include the amount
                                       requested: $_____________.(1)

                                       By: /s/ Jonathan Moneypenny
                                           -------------------------------------
                                           Name:  Jonathan Moneypenny
                                           Title: Vice President

----------

(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                       ACCESS INSTITUTIONAL LOAN FUND,
                                       By: Credit Suisse First Boston as proxy
                                       for Deerfield Capital Management LLC
                                           as a Lender

                                       By: /s/ Dana F. Klein
                                           -------------------------------------
                                           Name:  Dana F. Klein
                                           Title: Managing Director

                                       By: /s/ Jonathan Moneypenny
                                           -------------------------------------
                                           Name: Jonathan Moneypenny
                                           Title: Vice President

                                       If you wish to request an Additional Term
                                       B Commitment, please include the amount
                                       requested: $________________.(1)

----------

(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                       BRYN MAWR CLO, LTD.
                                       By: Credit Suisse First Boston as proxy
                                       for Deerfield Capital Management LLC
                                           as a Lender

                                       By: /s/ Dana F. Klein
                                           -------------------------------------
                                           Name:  Dana F. Klein
                                           Title: Managing Director

                                       By: /s/ Jonathan Moneypenny
                                           -------------------------------------
                                           Name:  Jonathan Moneypenny
                                           Title: Vice President

                                       If you wish to request an Additional Term
                                       B Commitment, please include the amount
                                       requested: $_________________.(1)

----------

(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                       FOREST CREEK CLO, LTD.
                                       By: Credit Suisse First Boston as proxy
                                       for Deerfield Capital Management LLC
                                           as a Lender

                                       By: /s/ Dana F. Klein
                                           -------------------------------------
                                           Name:  Dana F. Klein
                                           Title: Managing Director

                                       By: /s/ Jonathan Moneypenny
                                           -------------------------------------
                                           Name:  Jonathan Moneypenny
                                           Title: Vice President

                                       If you wish to request an Additional Term
                                       B Commitment, please include the amount
                                       requested: $_______________.(1)

----------

(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                       LONG GROVE CLO, LIMITED
                                       By: Credit Suisse First Boston as proxy
                                       for Deerfield Capital Management LLC
                                           as a Lender

                                       By: /s/ Dana F. Klein
                                           -------------------------------------
                                           Name:  Dana F. Klein
                                           Title: Managing Director

                                       By: /s/ Jonathan Moneypenny
                                           -------------------------------------
                                           Name:  Jonathan Moneypenny
                                           Title: Vice President

                                       If you wish to request an Additional Term
                                       B Commitment, please include the amount
                                       requested: $________________.(1)

----------

(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                       ROSEMONT CLO, LTD.
                                       By: Credit Suisse First Boston as proxy
                                       for Deerfield Capital Management LLC
                                           as a Lender

                                       By: /s/ Dana F. Klein
                                           -------------------------------------
                                           Name:  Dana F. Klein
                                           Title: Managing Director

                                       By: /s/ Jonathan Moneypenny
                                           -------------------------------------
                                           Name:  Jonathan Moneypenny
                                           Title: Vice President

                                       If you wish to request an Additional Term
                                       B Commitment, please include the amount
                                       requested: $_________________.(1)

----------

(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                       SENIOR DEBT PORTFOLIO
                                       By: Boston Management and Research
                                           as Investment Advisor
                                           as a Lender

                                       By: /s/ Michael B. Botthof
                                           -------------------------------------
                                           Name:  Michael B. Botthof
                                           Title: Vice President

                                       If you wish to request an Additional Term
                                       B Commitment, please include the amount
                                       requested: $________________.(1)

----------

(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                       EATON VANCE SENIOR INCOME TRUST
                                       By: Eaton Vance Management
                                           as Investment Advisor
                                           as a Lender

                                       By: /s/ Michael B. Botthof
                                           -------------------------------------
                                           Name:  Michael B. Botthof
                                           Title: Vice President

                                       If you wish to request an Additional Term
                                       B Commitment, please include the amount
                                       requested: $_________________.(1)

----------

(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                       EATON VANCE
                                       By: Eaton Vance Management
                                           as Investment Advisor
                                           as a Lender

                                       By: /s/ Michael B. Botthof
                                           -------------------------------------
                                           Name:  Michael B. Botthof
                                           Title: Vice President

                                       If you wish to request an Additional Term
                                       B Commitment, please include the amount
                                       requested: $______________.(1)

----------

(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                       EATON VANCE CDO III, LT.
                                       By: Eaton Vance Management
                                           as Investment Advisor
                                           as a Lender

                                       By: /s/ Michael B. Botthof
                                           -------------------------------------
                                           Name:  Michael B. Botthof
                                           Title: Vice President

                                       If you wish to request an Additional Term
                                       B Commitment, please include the amount
                                       requested: $_________________.(1)

----------

(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                       COSTANTINUS EATON VANCE CDO V, LTD.
                                       By: Eaton Vance Management
                                           as Investment Advisor
                                           as a Lender

                                       By: /s/ Michael B. Botthof
                                           -------------------------------------
                                           Name:  Michael B. Botthof
                                           Title: Vice President

                                       If you wish to request an Additional Term
                                       B Commitment, please include the amount
                                       requested: $__________________.(1)

----------

(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                       EATON VANCE CDO VI LTD.
                                       By: Eaton Vance Management
                                           as Investment Advisor
                                           as a Lender

                                       By: /s/ Michael B. Botthof
                                           -------------------------------------
                                           Name:  Michael B. Botthof
                                           Title: Vice President

                                       If you wish to request an Additional Term
                                       B Commitment, please include the amount
                                       requested: $________________.(1)

----------

(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                       GRAYSON & CO.
                                       By: Boston Management and Research
                                           as Investment Advisor
                                           as a Lender

                                       By: /s/ Michael B. Botthof
                                           -------------------------------------
                                           Name:  Michael B. Botthof
                                           Title: Vice President

                                       If you wish to request an Additional Term
                                       B Commitment, please include the amount
                                       requested: $_________________.(1)

----------

(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                       BIG SKY SENIOR LOAN FUND, LTD.
                                       By: Eaton Vance Management
                                           as Investment Advisor
                                           as a Lender

                                       By: /s/ Michael B. Botthof
                                           -------------------------------------
                                           Name:  Michael B. Botthof
                                           Title: Vice President

                                       If you wish to request an Additional Term
                                       B Commitment, please include the amount
                                       requested: $______________.(1)

----------

(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                       THE NORINCHUKIN BAN, NEW YORK BRANCH
                                       through State Street Bank and Trust
                                       Company N.A. as Fiduciary Custodian
                                       By: Eaton Vance Management
                                           as Attorney-in-fact
                                           as a Lender

                                       By: /s/ Michael B. Botthof
                                           -------------------------------------
                                           Name: Michael B. Botthof
                                           Title:  Vice President

                                       If you wish to request an Additional Term
                                       B Commitment, please include the amount
                                       requested: $___________________.(1)

----------

(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                       EATON VANCE
                                       VT FLOATING-RATE INCOME FUND
                                       By: Eaton Vance Management
                                           as Investment Advisor
                                           as a Lender

                                       By: /s/ Michael B. Botthof
                                           -------------------------------------
                                           Name:  Michael B. Botthof
                                           Title: Vice President

                                       If you wish to request an Additional Term
                                       B Commitment, please include the amount
                                       requested: $__________________.(1)

----------

(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                       EATON VANCE
                                       LIMITED DURATION INCOME FUND
                                       By: Eaton Vance Management
                                           as Investment Advisor
                                           as a Lender

                                       By: /s/ Michael B. Botthof
                                           -------------------------------------
                                           Name:  Michael B. Botthof
                                           Title: Vice President

                                       If you wish to request an Additional Term
                                       B Commitment, please include the amount
                                       requested: $______________.(1)

----------

(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                       EATON VANCE SENIOR FLOATING RATE
                                       TRUST
                                       By: Eaton Vance Management
                                           as Investment Advisor
                                           as a Lender

                                       By: /s/ Michael B. Botthof
                                           -------------------------------------
                                           Name:  Michael B. Botthof
                                           Title: Vice President

                                       If you wish to request an Additional Term
                                       B Commitment, please include the amount
                                       requested: $_______________.(1)

----------

(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                       EATON VANCE FLOATING RATE INCOME
                                       TRUST
                                       By: Eaton Vance Management
                                           as Investment Advisor
                                           as a Lender

                                       By: /s/ Michael B. Botthof
                                           -------------------------------------
                                           Name:  Michael B. Botthof
                                           Title: Vice President

                                       If you wish to request an Additional Term
                                       B Commitment, please include the amount
                                       requested: $_________________.(1)

----------

(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                       Fidelity Advisor Series II: Fidelity
                                           Advisor Floating Rate High Income
                                           Fund
                                           as a Lender

                                       By: /s/ John H. Costello
                                           -------------------------------------
                                           Name:  John H. Costello
                                           Title: Assistant Treasurer

                                       If you wish to request an Additional Term
                                       B Commitment, please include the amount
                                       requested: $________________.(1)

----------

(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                       Ballyrock CLO II Limited, By: Ballyrock
                                           Investment Advisors LLC, as
                                           Collateral Manager

                                           as a Lender

                                       By: /s/ Lisa Rymut
                                           -------------------------------------
                                           Name:  Lisa Rymut
                                           Title: Assistant Treasurer

                                       If you wish to request an Additional Term
                                       B Commitment, please include the amount
                                       requested: $___________________.(1)

----------

(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                       Ballyrock CLO I Limited, By: Ballyrock
                                           Investment Advisors LLC, as
                                           Collateral Manager

                                           as a Lender

                                       By: /s/ Lisa Rymut
                                           -------------------------------------
                                           Name:  Lisa Rymut
                                           Title: Assistant Treasurer

                                       If you wish to request an Additional Term
                                       B Commitment, please include the amount
                                       requested: $_______________.(1)

----------

(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                       Flagship Capital CLO 2001-1
                                       By: Flagship Capital Management, Inc.
                                           as a Lender

                                       By: /s/ Mark S. Pelletier
                                           -------------------------------------
                                           Name:  Mark S. Pelletier
                                           Title: Director

                                       If you wish to request an Additional Term
                                       B Commitment, please include the amount
                                       requested: $___________________.(1)

----------

(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                       Flagship Capital CLO II
                                       By: Flagship Capital Management, Inc.
                                           as a Lender

                                       By: /s/ Mark S. Pelletier
                                           -------------------------------------
                                           Name:  Mark S. Pelletier
                                           Title: Director

                                       If you wish to request an Additional Term
                                       B Commitment, please include the amount
                                       requested: $_______________.(1)

----------

(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                              Flagship Capital CLO III
                              By: Flagship Capital Management, Inc.
                                  as a Lender

                              By: /s/ Mark S. Pelletier
                                  -----------------------
                                  Name: Mark S. Pelletier
                                  Title: Director

                              If you wish to request an Additional Term B
                              Commitment, please include the amount requested:
                              $______________.(1)

---------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                              Arum CLO 2002-1 Ltd.
                              By: Flagship Capital Management, Inc.
                                  as a Lender

                              By: /s/ Mark S. Pelletier
                                  ------------------------
                                  Name: Mark S. Pelletier
                                  Title: Director

                              If you wish to request an Additional Term B
                              Commitment, please include the amount requested:
                              $______________.(1)

---------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                              Franklin CLO I, Limited
                              Franklin CLO II, Limited
                              Franklin CLO III, Limited
                              Franklin CLO IV, Limited
                              Franklin Floating Rate Daily Access Fund
                              Franklin Floating Rate Trust
                              Franklin Templeton Lim. Duration Income Trust Franklin Floating Rate Master Series
                                       as a Lender

                              By: /s/ Tyler Chan
                                  ------------------------
                                  Name: Tyler Chan
                                  Title: Vice President

                              If you wish to request an Additional Term B
                              Commitment, please include the amount requested:
                              $______________.(1)

---------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                              Friedberg Milstein Private Capital Fund I,
                                  as a Lender

                              By: /s/ Barry Faifobpat
                                  ------------------------
                                  Name: Barry Faifobpat
                                  Title: President

                              If you wish to request an Additional Term B
                              Commitment, please include the amount requested:
                              $______________.(1)

---------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                              State Street Bank and Trust Company as Trustee
                                  for General Motors Welfare Benefit Trust, as a Lender

                              By: /s/ Russell Ricciardi
                                  ------------------------
                                  Name: Russell Ricciardi
                                  Title: CSO

                              If you wish to request an Additional Term B
                              Commitment, please include the amount requested:
                              $500,000.(1)

---------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                              State Street Bank and Trust Company as Trustee
                                  for GMAM Group Pension Trust I,
                                  as a Lender

                              By: /s/ Russell Ricciardi
                                  ------------------------
                                  Name: Russell Ricciardi
                                  Title: CSO

                              If you wish to request an Additional Term B
                              Commitment, please include the amount requested:
                              $1,500,000.(1)

---------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                              ING PRIME RATE TRUST, as a Lender
                              By: ING Investment Management Co.
                                  as its investment manager

                              By: /s/ Theodore M. Haag
                                  ------------------------
                                  Name: Theodore M. Haag
                                  Title: Vice President

                              If you wish to request an Additional Term B
                              Commitment, please include the amount requested:
                              $______________.(1)

---------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                              ING SENIOR INCOME FUND, as a Lender
                              By: ING Investment Management Co.
                                  as its investment manager

                              By: /s/ Theodore M. Haag
                                  ------------------------
                                  Name: Theodore M. Haag
                                  Title: Vice President

                              If you wish to request an Additional Term B
                              Commitment, please include the amount requested:
                              $______________.(1)

---------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                              AVALON CAPITAL LTD.
                              By: INVESCO Senior Secured Management, Inc.
                                  as Portfolio Advisor

                              By: /s/ Thomas H. B. Ewald
                                  ------------------------
                                  Name: Thomas H. B. Ewald
                                  Title: Authorized Signatory

                              If you wish to request an Additional Term B
                              Commitment, please include the amount requested:
                              $______________.(1)

---------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                              AVALON CAPITAL LTD. 3
                              By: INVESCO Senior Secured Management, Inc.
                                       as Asset Manager

                              By: /s/ Thomas H. B. Ewald
                                  ------------------------
                                  Name: Thomas H. B. Ewald
                                  Title: Authorized Signatory

                              If you wish to request an Additional Term B
                              Commitment, please include the amount requested:
                              $______________.(1)

---------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                              CHAMPLAIN CLO, LTD.
                              By: INVESCO Senior Secured Management, Inc.
                                  as Collateral Manager

                              By: /s/ Thomas H. B. Ewald
                                  ------------------------
                                  Name: Thomas H. B. Ewald
                                  Title: Authorized Signatory

                              If you wish to request an Additional Term B
                              Commitment, please include the amount requested:
                              $______________.(1)

---------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                              CHARTER VIEW PORTFOLIO
                              By: INVESCO Senior Secured Management, Inc.
                                  as Investment Advisor

                              By: /s/ Thomas H. B. Ewald
                                  ------------------------
                                  Name: Thomas H. B. Ewald
                                  Title: Authorized Signatory

                              If you wish to request an Additional Term B
                              Commitment, please include the amount requested:
                              $______________.(1)

---------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                              DIVERSIFIED CREDIT PORTFOLIO LTD.
                              By: INVESCO Senior Secured Management, Inc.
                                  as Investment Advisor

                              By: /s/ Thomas H. B. Ewald
                                  ------------------------
                                  Name: Thomas H. B. Ewald
                                  Title: Authorized Signatory

                              If you wish to request an Additional Term B
                              Commitment, please include the amount requested:
                              $______________.(1)

---------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                              AIM FLOATING RATE FUND
                              By: INVESCO Senior Secured Management, Inc.
                                  as Sub-Advisor

                              By: /s/ Thomas H. B. Ewald
                                  ------------------------
                                  Name: Thomas H. B. Ewald
                                  Title: Authorized Signatory

                              If you wish to request an Additional Term B
                              Commitment, please include the amount requested:
                              $______________.(1)

---------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                              INVESCO EUROPEAN CDO I S.A.
                              By: INVESCO Senior Secured Management, Inc.
                                  as Collateral Manager

                              By: /s/ Thomas H. B. Ewald
                                  ------------------------
                                  Name: Thomas H. B. Ewald
                                  Title: Authorized Signatory

                              If you wish to request an Additional Term B
                              Commitment, please include the amount requested:
                              $______________.(1)

---------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                              LOAN FUNDING IX LLC, for itself or as agent for Corporate Loan Funding IX LLC
                              By: INVESCO Senior Secured Management, Inc.
                                  as Portfolio Manager

                              By: /s/ Thomas H. B. Ewald
                                  ------------------------
                                  Name: Thomas H. B. Ewald
                                  Title: Authorized Signatory

                              If you wish to request an Additional Term B
                              Commitment, please include the amount requested:
                              $______________.(1)

---------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                              SEQUILS-LIBERTY, LTD.
                              By: INVESCO Senior Secured Management, Inc.
                                  as Collateral Manager

                              By: /s/ Thomas H. B. Ewald
                                  ------------------------
                                  Name: Thomas H. B. Ewald
                                  Title: Authorized Signatory

                              If you wish to request an Additional Term B
                              Commitment, please include the amount requested:
                              $______________.(1)

---------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                              PETRUSSE EUROPEAN CLO S.A.
                              By: INVESCO Senior Secured Management, Inc.
                                  as Collateral Manager

                              By: /s/ Thomas H. B. Ewald
                                  ------------------------
                                  Name: Thomas H. B. Ewald
                                  Title: Authorized Signatory

                              If you wish to request an Additional Term B
                              Commitment, please include the amount requested:
                              $______________.(1)

---------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                              SAGAMORE CLO LTD.
                              By: INVESCO Senior Secured Management, Inc.
                                  as Collateral Manager

                              By: /s/ Thomas H. B. Ewald
                                  ------------------------
                                  Name: Thomas H. B. Ewald
                                  Title: Authorized Signatory

                              If you wish to request an Additional Term B
                              Commitment, please include the amount requested:
                              $______________.(1)

---------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                              SARATOGA CLO I, LIMITED
                              By: INVESCO Senior Secured Management, Inc.
                                  as Asset Manager

                              By: /s/ Thomas H. B. Ewald
                                  ------------------------
                                  Name: Thomas H. B. Ewald
                                  Title: Authorized Signatory

                              If you wish to request an Additional Term B
                              Commitment, please include the amount requested:
                              $______________.(1)

---------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                           Victoria Falls CLO, Ltd.
                                               as Portfolio Advisor

                                           By: /s/ Mark D. Senkpie
                                               ---------------------------------
                                               Name: Mark D. Senkpie
                                               title: Managing Director

                                           If you wish to request an Additional
                                           Term B Commitment, please include the
                                           amount requested: $______________.(1)

------------------------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                           THE LOOMIS SAYLES SENIOR LOAN FUND,
                                           LLC

                                           By: Loomis Sayles and Company, L.P.
                                               its manager
                                           By: Loomis Sayles and Company, Inc.
                                               as general partner

                                           By: /s/ Kevin J. Perry
                                               ---------------------------------
                                               Name: Kevin J. Perry
                                               title: Vice President

------------------------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                           Morgan Stanley Prime Income Trust,
                                               as a Lender

                                           By: /s/ Jinny K. Kim
                                               ---------------------------------
                                               Name: Jinny K. Kim
                                               title: Vice President

                                           If you wish to request an Additional
                                           Term B Commitment, please include the
                                           amount requested: $_____________.(1)

------------------------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                           Clydesdale Strategic CLO I, Ltd.
                                               as a Lender

                                           By: /s/ Elizabeth Mace
                                               ---------------------------------
                                               Name: Elizabeth Mace
                                               Title:

                                           If you wish to request an Additional
                                           Term B Commitment, please include the
                                           amount requested: $________.(1)

                                           NOMURA CORPORATE RESEARCH AND ASSET
                                           MANAGEMENT INC.
                                           AS INVESTMENT MANAGER

------------------------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                           Nomura Bank & Loan Fund
                                               as a Lender

                                           By: /s/ Elizabeth Mace
                                               ---------------------------------
                                               Name: Elizabeth Mace
                                               Title:

                                           If you wish to request an Additional
                                           Term B Commitment, please include the
                                           amount requested: $______________.(1)

                                           By: UFJ trust Bank Limited as Trustee
                                           By: Nomura Corporate Research and
                                                    Asset Manager Inc.
                                                    Attorney in Fact

------------------------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                           Clydesdale CLO 2001-I, Ltd.
                                               as a Lender

                                           By: /s/ Elizabeth Mace
                                               ---------------------------------
                                               Name: Elizabeth Mace
                                               Title:

                                           If you wish to request an Additional
                                           Term B Commitment, please include the
                                           amount requested: $___________.(1)

                                           NOMURA CORPORATE RESEARCH AND ASSET
                                           MANAGEMENT INC.
                                           AS COLLATERAL MANAGER

------------------------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                           Clydesdale CLO 2003 Ltd.
                                               as a Lender

                                           By: /s/ Elizabeth Mace
                                               ---------------------------------
                                               Name: Elizabeth Mace
                                               Title:

                                           If you wish to request an Additional
                                           Term B Commitment, please include the
                                           amount requested: $______________.(1)

                                           NOMURA CORPORATE RESEARCH AND ASSET
                                           MANAGEMENT INC.
                                           AS COLLATERAL MANAGER

------------------------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                           Clydesdale CLO 2004, Ltd.
                                               as a Lender

                                           By: /s/ Elizabeth Mace
                                               ---------------------------------
                                               Name: Elizabeth Mace
                                               Title:

                                           If you wish to request an Additional
                                           Term B Commitment, please include the
                                           amount requested: $____________.(1)

                                           NOMURA CORPORATE RESEARCH AND ASSET
                                           MANAGEMENT INC.
                                           AS INVESTMENT MANAGER

------------------------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                           NORAM Loan Trust
                                               as a Lender

                                           By: /s/ Elizabeth Mace
                                               ---------------------------------
                                               Name: Elizabeth Mace
                                               Title:

                                           If you wish to request an Additional
                                           Term B Commitment, please include the
                                           amount requested: $_________.(1)

                                           NOMURA CORPORATE RESEARCH AND ASSET
                                           MANAGEMENT INC.
                                           AS INVESTMENT MANAGER

------------------------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                           ELF FUNDING TRUST III
                                           By: New York Life Investment
                                               as Attorney-in-Fact
                                               as a Lender

                                           By: /s/ Mark A. Campellone
                                               ---------------------------------
                                               Name: Mark A. Campellone
                                               title: Director

                                           If you wish to request an Additional
                                           Term B Commitment, please include the
                                           amount requested: $__________.(1)

------------------------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                           A Series of Eclipse Funds Inc.
                                           By: New York Life Investment
                                               Management LLC
                                               as a Lender

                                           By: /s/ Mark A. Campellone
                                               ---------------------------------
                                               Name: Mark A. Campellone
                                               title: Director

                                           If you wish to request an Additional
                                           Term B Commitment, please include the
                                           amount requested: $__________.(1)

------------------------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                           NYLIM FLATIRON CLO 2003-I LTD.
                                           By: New York Life Investment
                                               Management LLC
                                               Collateral Manager and
                                               Attorney-in-Fact as a Lender

                                           By: /s/ Mark A. Campellone
                                               ---------------------------------
                                               Name: Mark A. Campellone
                                               title: Director

                                           If you wish to request an Additional
                                           Term B Commitment, please include the
                                           amount requested: $__________.(1)

------------------------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                           NYLIM FLATIRON CLO 2001
                                           By: New York Life Investment
                                               Management LLC
                                               Collateral Manager and
                                               Attorney-in-Fact as a Lender

                                           By: /s/ Mark A. Campellone
                                               ---------------------------------
                                               Name: Mark A. Campellone
                                               title: Director

                                           If you wish to request an Additional
                                           Term B Commitment, please include the
                                           amount requested: $__________.(1)

------------------------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                           Addison CLO, Limited
                                           By: Pacific Investment Management
                                               Company LLC
                                               as its Investment Advisor

                                           By: /s/ Mohan V. Phansalkar
                                               ---------------------------------
                                               Name: Mohan V. Phansalkar
                                               title: Managing Director

                                           If you wish to request an Additional
                                           Term B Commitment, please include the
                                           amount requested: $__________.(1)

------------------------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                           Corona Trust
                                           By: Pacific Investment Management
                                               Company LLC
                                               as its Investment Advisor

                                           By: /s/ Mohan V. Phansalkar
                                               ---------------------------------
                                               Name: Mohan V. Phansalkar
                                               title: Managing Director

                                           If you wish to request an Additional
                                           Term B Commitment, please include the
                                           amount requested: $__________.(1)

------------------------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                           Jissekikun Funding, Ltd.
                                           By: Pacific Investment Management
                                               Company LLC
                                               as its Investment Advisor

                                           By: /s/ Mohan V. Phansalkar
                                               ---------------------------------
                                               Name: Mohan V. Phansalkar
                                               title: Managing Director

                                           If you wish to request an Additional
                                           Term B Commitment, please include the
                                           amount requested: $__________.(1)

------------------------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                           Loan Funding III LLC
                                           By: Pacific Investment Management
                                               Company LLC
                                               as its Investment Advisor

                                           By: /s/ Mohan V. Phansalkar
                                               ---------------------------------
                                               Name: Mohan V. Phansalkar
                                               title: Managing Director

                                           If you wish to request an Additional
                                           Term B Commitment, please include the
                                           amount requested: $__________.(1)

------------------------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                           PIMCO Floating Rate Strategy Fund
                                           By: Pacific Investment Management
                                               Company LLC
                                               as its Investment Advisor, acting
                                               through Investors Fiduciary Trust
                                               Company in the Nominiee Name of
                                               IFTCO

                                           By: /s/ Mohan V. Phansalkar
                                               ---------------------------------
                                               Name: Mohan V. Phansalkar
                                               title: Managing Director

                                           If you wish to request an Additional
                                           Term B Commitment, please include the
                                           amount requested: $__________.(1)

------------------------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                           SEQUILS-MAGNUM, LTD.
                                           By: Pacific Investment Management
                                               Company LLC
                                               as its Investment Advisor

                                           By: /s/ Mohan V. Phansalkar
                                               ---------------------------------
                                               Name: Mohan V. Phansalkar
                                               title: Managing Director

                                           If you wish to request an Additional
                                           Term B Commitment, please include the
                                           amount requested: $___________.(1)

------------------------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                           Southport CLO, Limited
                                           By: Pacific Investment Management
                                               Company LLC
                                               as its Investment Advisor

                                           By: /s/ Mohan V. Phansalkar
                                               ---------------------------------
                                               Name: Mohan V. Phansalkar
                                               title: Managing Director

                                           If you wish to request an Additional
                                           Term B Commitment, please include the
                                           amount requested: $____________.(1)

------------------------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                           Waveland-INGOTS, LTD.
                                           By: Pacific Investment Management
                                               Company LLC
                                               as its Investment Advisor

                                           By: /s/ Mohan V. Phansalkar
                                               ---------------------------------
                                               Name: Mohan V. Phansalkar
                                               title: Managing Director

                                           If you wish to request an Additional
                                           Term B Commitment, please include the
                                           amount requested: $_____________.(1)

------------------------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                           Wrigley CDO, Ltd.
                                           By: Pacific Investment Management
                                               Company LLC
                                               as its Investment Advisor

                                           By: /s/ Mohan V. Phansalkar
                                               ---------------------------------
                                               Name: Mohan V. Phansalkar
                                               title: Managing Director

                                           If you wish to request an Additional
                                           Term B Commitment, please include the
                                           amount requested: $______________.(1)

------------------------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                           PNC Bank, N.A.
                                               as a Lender

                                           By: /s/ Thomas J. Bogdewic
                                               ---------------------------------
                                               Name: Thomas J. Bogdewic
                                               title: Vice President

                                           If you wish to request an Additional
                                           Term B Commitment, please include the
                                           amount requested: $______________.(1)

------------------------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                           Bryden Leveraged Loan CDO 2002-II
                                               as a Lender

                                           By: Prudential Investment
                                               Management, Inc.
                                               as Collateral Manager

                                           By: /s/ B. Ross Smead
                                               ---------------------------------
                                               Name: B. Ross Smead
                                               title: Vice President

                                           If you wish to request an Additional
                                           Term B Commitment, please include the
                                           amount requested: $______________.(1)

------------------------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                           Bryden IV - Leveraged Loan CDO 2003,
                                               as a Lender

                                           By: Prudential Investment
                                               Management, Inc.
                                               as Collateral Manager

                                           By: /s/ B. Ross Smead
                                               ---------------------------------
                                               Name: B. Ross Smead
                                               title: Vice President

                                           If you wish to request an Additional
                                           Term B Commitment, please include the
                                           amount requested: $_____________.(1)

------------------------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                           Bryden V - Leveraged Loan CDO 2003,
                                               as a Lender

                                           By: Prudential Investment
                                               Management, Inc.
                                               as Collateral Manager

                                           By: /s/ B. Ross Smead
                                               ---------------------------------
                                               Name: B. Ross Smead
                                               title: Vice President

                                           If you wish to request an Additional
                                           Term B Commitment, please include the
                                           amount requested: $_____________.(1)

------------------------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                           Bryden VII - Leveraged Loan CDO 2004,
                                               as a Lender

                                           By: Prudential Investment Management,
                                               Inc.
                                               as Collateral Manager

                                           By: /s/ B. Ross Smead
                                               ---------------------------------
                                               Name: B. Ross Smead
                                               title: Vice President

                                           If you wish to request an Additional
                                           Term B Commitment, please include the
                                           amount requested: $____________.(1)

------------------------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                           Boston Harbor CLO 2004-1, Ltd.
                                               as a Lender

                                           By: /s/ Beth Mazor
                                               ---------------------------------
                                               Name: Beth Mazor
                                               title: Vice President

                                           If you wish to request an Additional
                                           Term B Commitment, please include the
                                           amount requested: $______________.(1)

------------------------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                           Putnam Floating Rate Income Fund
                                               as a Lender

                                           By: /s/ Beth Mazor
                                               ---------------------------------
                                               Name: Beth Mazor
                                               title: Vice President

                                           If you wish to request an Additional
                                           Term B Commitment, please include the
                                           amount requested: $______________.(1)

------------------------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                           Smith Barney High Income Fund,
                                           a series of Smith Barney Income Funds
                                               as a Lender

                                           By: /s/ Beth Semmel
                                               ---------------------------------
                                               Name: Beth Semmel
                                               title: Managing Director

                                           If you wish to request an Additional
                                           Term B Commitment, please include the
                                           amount requested: $_____________.(1)

------------------------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                           AMAM GROUP PENSION TRUST II
                                           FOR THE AMBROADSCOPE POOL
                                               as a Lender

                                           By: /s/ Nicole Stephenson
                                               ---------------------------------
                                               Name: Nicole Stephenson
                                               title: AT

                                           If you wish to request an Additional
                                           Term B Commitment, please include the
                                           amount requested: $______________.(1)

------------------------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                           Sankaty Advisors, LLC as Collateral
                                           Manager for AVERY POINT CLO, LTD.,
                                           as Term Lender
                                               as a Lender

                                           By: /s/ Timothy Barns
                                               ---------------------------------
                                               Name: Timothy Barns
                                               title: Senior Vice President

                                           If you wish to request an Additional
                                           Term B Commitment, please include the
                                           amount requested: $5,000,000.(1)

------------------------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                           Sankaty Advisors, LLC as Collateral
                                           Manager for Castle Hill I -INGOTS
                                           Ltd.,
                                           as Term Lender
                                               as a Lender

                                           By: /s/ Timothy Barns
                                               ---------------------------------
                                               Name: Timothy Barns
                                               title: Senior Vice President

                                           If you wish to request an Additional
                                           Term B Commitment, please include the
                                           amount requested: $5,000,000.(1)

------------------------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                           Sankaty Advisors, LLC as Collateral
                                           Manager for Loan Funding XI LLC,
                                           as Term Lender
                                               as a Lender

                                           By: /s/ Timothy Barns
                                               ---------------------------------
                                               Name: Timothy Barns
                                               Title: Senior Vice President

                                           If you wish to request an Additional
                                           Term B Commitment, please include the
                                           amount requested: $5,000,000.(1)

------------------------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                           Sankaty Advisors, LLC as Collateral
                                           Manager for Race Point CLO, Limited,
                                           as Term Lender
                                               as a Lender

                                           By: /s/ Timothy Barns
                                               ---------------------------------
                                               Name: Timothy Barns
                                               title: Senior Vice President

                                           If you wish to request an Additional
                                           Term B Commitment, please include the
                                           amount requested: $5,000,000.(1)

------------------------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                           Sankaty Advisors, LLC as Collateral
                                           Manager for Race Point II CLO,
                                           Limited,
                                           as Term Lender
                                               as a Lender

                                           By: /s/ Timothy Barns
                                               ---------------------------------
                                               Name: Timothy Barns
                                               Title: Senior Vice President

                                           If you wish to request an Additional
                                           Term B Commitment, please include the
                                           amount requested: $5,000,000.(1)

------------------------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                           SKY CBNA LOAN FUNDING, LLC
                                               as a Lender

                                           By: /s/ Karen Kwan
                                               ---------------------------------
                                               Name: Karen Kwan
                                               Title: Assistant Vice President

                                           If you wish to request an Additional
                                           Term B Commitment, please include the
                                           amount requested: $_____________.(1)

------------------------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                           Sankaty High Yield Asset Partners II,
                                           L.P. as a Lender

                                           By: /s/ Timothy Barns
                                               ---------------------------------
                                               Name: Timothy Barns
                                               title: Senior Vice President

                                           If you wish to request an Additional
                                           Term B Commitment, please include the
                                           amount requested: $5,000,000.(1)

------------------------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                           Sankaty High Yield Partners III, L.P.
                                               as a Lender

                                           By: /s/ Timothy Barns
                                               ---------------------------------
                                               Name: Timothy Barns
                                               Title: Senior Vice President

                                           If you wish to request an Additional
                                           Term B Commitment, please include the
                                           amount requested: $5,000,000.(1)

------------------------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                           EAGLE LOAN TRUST
                                           By: Stanfield Capital Partners, LLC
                                           as its Collateral Manager
                                               as a Lender

                                           By: /s/ Christopher E. Jonson
                                               ---------------------------------
                                               Name: Christopher E. Jonson
                                               Title: Managing Partner

                                           If you wish to request an Additional
                                           Term B Commitment, please include the
                                           amount requested: $______________.(1)

------------------------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                           Hamilton CDO, Ltd.
                                           By: Stanfield Capital Partners, LLC
                                           as its Collateral Manager
                                               as a Lender

                                           By: /s/ Christopher E. Jonson
                                               ---------------------------------
                                               Name: Christopher E. Jonson
                                               Title: Managing Partner

                                           If you wish to request an Additional
                                           Term B Commitment, please include the
                                           amount requested: $_____________.(1)

------------------------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                           Stanfield Modena CLO, Ltd.
                                           By: Stanfield Capital Partners, LLC
                                           as its Collateral Manager
                                               as a Lender

                                           By: /s/ Christopher E. Jonson
                                               ---------------------------------
                                               Name: Christopher E. Jonson
                                               Title: Managing Partner

                                           If you wish to request an Additional
                                           Term B Commitment, please include the
                                           amount requested: $_____________.(1)

------------------------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                           Stanfield Quattro CLO, Ltd.
                                           By: Stanfield Capital Partners, LLC
                                           as its Collateral Manager
                                               as a Lender

                                           By: /s/ Christopher E. Jonson
                                               ---------------------------------
                                               Name: Christopher E. Jonson
                                               title: Managing Partner

                                           If you wish to request an Additional
                                           Term B Commitment, please include the
                                           amount requested: $_____________.(1)

------------------------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                           STRONG SHORT-TERM HIGH YIELD BOSTON
                                           AT WELLS CAPITAL MANAGEMENT
                                               as a Lender

                                           By: /s/ Gilbert L. Southwell III
                                               ---------------------------------
                                               Name: Gilbert L. Southwell III
                                               Title: Vice President

                                           If you wish to request an Additional
                                           Term B Commitment, please include the
                                           amount requested: $_____________.(1)

------------------------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                           Nuveen Diversified Dividend and
                                           Income Fund, as a Lender

                                           By: Symphony Asset Management LLC

                                           By: /s/ Larry Mason
                                               ---------------------------------
                                               Name: Larry Mason
                                               Title: Portfolio Manager

                                           If you wish to request an Additional
                                           Term B Commitment, please include the
                                           amount requested: $_____________.(1)

------------------------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                           Nuveen Floating Rate Income Fund,
                                               as a Lender

                                           By: Symphony Asset Management LLC

                                           By: /s/ Larry Mason
                                               ---------------------------------
                                               Name: Larry Mason
                                               Title: Portfolio Manager

                                           If you wish to request an Additional
                                           Term B Commitment, please include the
                                           amount requested: $______________.(1)

------------------------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                           Nuveen Floating Rate Income
                                           Opportunity Fund, as a Lender

                                           By: Symphony Asset Management LLC

                                           By: /s/ Larry Mason
                                               ---------------------------------
                                               Name: Larry Mason
                                               Title: Portfolio Manager

                                           If you wish to request an Additional
                                           Term B Commitment, please include the
                                           amount requested: $_____________.(1)

------------------------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                           Nuveen Senior Income Fund,
                                               as a Lender

                                           By: Symphony Asset Management LLC

                                           By: /s/ Larry Mason
                                               ---------------------------------
                                               Name: Larry Mason
                                               Title: Portfolio Manager

                                           If you wish to request an Additional
                                           Term B Commitment, please include the
                                           amount requested: $_____________.(1)

------------------------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                           Nuveen Tax Advantage Total Return
                                           Strategy Fund, as a Lender

                                           By: Symphony Asset Management LLC

                                           By: /s/ Larry Mason
                                               ---------------------------------
                                               Name: Larry Mason
                                               title: Portfolio Manager

                                           If you wish to request an Additional
                                           Term B Commitment, please include the
                                           amount requested: $______________.(1)

------------------------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.

                                           Western Asset Floating Rate High
                                           Income Fund as a Lender

                                           By: /s/______________________________
                                               Name:
                                               Title:

                                           If you wish to request an Additional
                                           Term B Commitment, please include the
                                           amount requested: $_____________.(1)

------------------------------------
(1) To be completed upon finalization of allocations. Term Lenders that wish to convert term Loans into Term B Loans without funding any incremental Term B Loans should execute and return a signature page hereto without filling in this line.